UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09013

Eaton Vance Senior Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders

Annual Report June 30, 2006

EATON VANCE
SENIOR
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Senior Income Trust as of June 30, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Trust

Performance for the Year ended June 30, 2006

•             Based on share price, Eaton Vance Senior Income Trust (“the Trust”), a closed-end fund traded on the New York Stock Exchange, had a total return of 8.46% for the year ended June 30, 2006. That return was the result of an increase in share price from $8.04 on June 30, 2005 to $8.13 on June 30, 2006 and the reinvestment of $0.569 in regular monthly dividends.(1)

•             Based on net asset value (NAV), the Trust had a total return of 7.02% for the year ended June 30, 2006. That return was the result of a decrease in NAV from $8.76 on June 30, 2005 to $8.74 on June 30, 2006, and the reinvestment of all distributions.(1)

•             Based on its June 2006 monthly dividend payment of $0.052 and a closing share price of $8.13, the Trust had a market yield of 7.68%.(2)

•             For performance comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 6.06% for the year ended June 30, 2006.(3)

Management Discussion

•             The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital, by investing primarily in senior loans.

•             The Trust’s investments in senior floating-rate loans represented 401 borrowers at June 30, 2006. The Trust’s average loan size was 0.21% of total investments, and no industry constituted more than 7% of the Trust’s total investments. Health care, chemicals & plastics, building & development (which includes companies that manage/own apartments, shopping malls and commercial office buildings, among others), leisure goods/activities/movies, and business equipment & services were the Trust’s largest industry weightings.(4)

•             The loan market was characterized by higher interest rates, narrowing credit spreads and a soaring volume of new issues. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – rose in lockstep with the Federal Reserve’s Federal Funds rate. Toward the end of the period, there were signs that spreads appeared to have bottomed, with lenders increasingly able to get more favorable terms on loans.

•             The Trust also had an 8.8% (of total investments) position in high-yield bonds, which was additive to total return on NAV. The high-yield bond segment remained focused on B-rated bonds and on shorter maturities, which provided more flexibility in times of increasing market volatility.

•             The Trust’s share price traded at a discount versus its NAV, as have many closed-end income funds that employ leverage. However, most of these funds buy fixed-rate investments and often use shorter and/or floating-rate instruments, which, in a rising interest rate environment, can impair a closed-end fund’s ability to earn and pay dividends. For this reason, closed-end income funds may trade flat-to-lower in a rising-rate climate, such as the one we have recently experienced. In contrast, the Trust invests primarily in floating rate instruments, which may add income in a rising interest rate environment. While it is difficult to attribute the Trust’s market share discount to NAV to one factor, we believe a likely cause was a market perception that rising rates impair the earning power of closed-end income funds. If this were the cause, management believes that the market failed to distinguish the floating-rate nature of most of the Trust’s assets. Although there is no certainty that the Trust will continue to do so, the Trust raised its dividend during the year ended June 30, 2006.

•             At June 30, 2006, the Trust had leverage in the amount of approximately 42% of the Trust’s total assets. The Trust employs leverage though the issuance of Auction Preferred Shares (APS) and a commercial paper program.(5) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust’s leverage may be offset by increased/decreased income from the Trust’s senior loan investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return.

Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

(1)  Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares and its participation in a commercial paper program. (2)The Trust’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result. (3) It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans comprising the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. (4) Holdings and industry weightings are subject to change due to active management. (5) In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Eaton Vance Senior Income Trust as of June 30, 2006

PERFORMANCE

Performance (1)

Average Annual Total Return (by share price, NYSE)
One Year	8.46%
Five Years	4.59
Life of Fund (10/30/98)	4.63

Average Annual Total Return (at net asset value)
One Year	7.02%
Five Years	6.34
Life of Fund (10/30/98)	5.66

(1)  Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares and its participation in a commercial paper program. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

The views expressed in this report are those of the portfolio  managers and are current only through the end of the period  of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions,  and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Diversification by Industries (2)

Healthcare	6.5%
Chemicals & Plastics	5.8
Building & Development	5.4
Leisure Goods/Activities/Movies	5.1
Business Equip. & Services	4.8
Cable & Satellite Television	4.8
Radio & Television	4.7
Telecommunications	4.6
Automotive	4.5
Lodging & Casinos	3.6
Publishing	3.4
Containers & Glass Products	3.4
Financial Intermediaries	3.2
Retailers (Except food & drug)	3.1
Oil & Gas	3.1
Conglomerates	2.5
Utilities	2.5
Electronics/Electrical	2.5
Food Service	2.2
Forest Products	2.2
Food Products	2.0%
Aerospace & Defense	2.0
Food/Drug Retailers	1.7
Nonferrous Metals/Minerals	1.5
Ecological Services & Equip.	1.3
Beverage & Tobacco	1.1
Insurance	1.0
Home Furnishings	1.0
Equipment Leasing	1.0
Industrial Equipment	0.8
Drugs	0.8
Clothing/Textiles	0.7
Cosmetics/Toiletries	0.5
Surface Transport	0.5
Rail Industries	0.5
Air Transport	0.3
Farming/Agriculture	0.2
Steel	0.2
Brokers/Dealers/Investment	0.1

(2)   Reflects the Trust’s investments as of June 30, 2006. Industries are shown as a percentage of the Trust’s total investments. Portfolio information may not be representative of current or future investments and may change due to active management.

Trust Allocations (3)

By total invetsments

(3)        Trust Allocations are shown as a percentage of the Trust’s total investments as of June 30, 2006. Trust statistics may not be representative of current or future investments and are subject to change due to active management.

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests — 146.7%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 3.2%
Alliant Techsystems, Inc.
$306,250	Term Loan, 6.50%, Maturing March 31, 2009	$306,761
Awas Capital Inc.
1,386,508	Term Loan, 11.50%, Maturing March 22, 2013	1,396,907
Delta Air Lines, Inc.
1,275,000	Term Loan, 12.77%, Maturing March 27, 2008	1,318,350
Dresser Rand Group, Inc.
228,107	Term Loan, 7.09%, Maturing October 29, 2011	230,131
DRS Technologies, Inc.
548,625	Term Loan, 6.65%, Maturing January 31, 2013	550,768
Hexcel Corp.
532,984	Term Loan, 6.81%, Maturing March 1, 2012	534,539
IAP Worldwide Services, Inc.
522,375	Term Loan, 8.50%, Maturing December 30, 2012	524,334
K&F Industries, Inc.
843,220	Term Loan, 7.11%, Maturing November 18, 2012	844,977
Mid-Western Aircraft Systems, Inc.
744,997	Term Loan, 7.32%, Maturing December 31, 2011	750,026
Standard Aero Holdings, Inc.
1,067,635	Term Loan, 7.65%, Maturing August 24, 2012	1,065,634
Transdigm, Inc.
875,000	Term Loan, 7.45%, Maturing June 23, 2013	876,459
Vought Aircraft Industries, Inc.
1,118,976	Term Loan, 8.00%, Maturing December 17, 2011	1,128,768
Wam Aquisition, S.A.
362,670	Term Loan, 8.25%, Maturing July 15, 2013	366,685
362,670	Term Loan, 8.75%, Maturing May 15, 2014	368,369
		$10,262,708
Air Transport — 0.3%
United Airlines, Inc.
$743,750	Term Loan, 8.63%, Maturing February 1, 2012	$752,195
106,250	Term Loan, 9.13%, Maturing February 1, 2012	107,456
		$859,651
Automotive — 6.6%
Accuride Corp.
$1,125,902	Term Loan, 7.31%, Maturing January 31, 2012	$1,129,561
Affina Group, Inc.
298,389	Term Loan, 8.13%, Maturing November 30, 2011	299,508
Axletech International Holding, Inc.
925,000	Term Loan, 11.52%, Maturing April 21, 2013	931,937

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
CSA Acquisition Corp.
$302,480	Term Loan, 8.00%, Maturing December 23, 2011	$303,917
486,598	Term Loan, 8.00%, Maturing December 23, 2011	488,909
Dana Corp.
575,000	DIP Loan, 7.65%, Maturing April 13, 2008	575,719
Dura Operating Corp.
700,000	Term Loan, 8.95%, Maturing May 3, 2011	710,500
Exide Technologies, Inc.
442,792	Term Loan, 11.25%, Maturing May 5, 2010	464,931
448,218	Term Loan, 11.25%, Maturing May 5, 2010	470,629
Federal-Mogul Corp.
750,000	Term Loan, 7.60%, Maturing December 9, 2006	727,656
1,500,000	Term Loan, 7.85%, Maturing December 9, 2006	1,454,374
763,183	Term Loan, 9.10%, Maturing December 9, 2006	768,907
Goodyear Tire & Rubber Co.
470,000	Term Loan, 4.73%, Maturing April 30, 2010	471,595
1,580,000	Term Loan, 7.95%, Maturing April 30, 2010	1,588,559
500,000	Term Loan, 8.70%, Maturing March 1, 2011	505,562
HLI Operating Co., Inc.
908,644	Term Loan, 8.56%, Maturing June 3, 2009	916,108
Key Automotive Group
891,503	Term Loan, 8.40%, Maturing June 20, 2009	900,418
Keystone Automotive Operations, Inc.
872,813	Term Loan, 7.99%, Maturing October 30, 2010	872,812
R.J. Tower Corp.
1,175,000	DIP Revolving Loan, 8.25%, Maturing February 2, 2007	1,191,034
Tenneco Automotive, Inc.
1,194,224	Term Loan, 7.11%, Maturing December 12, 2010	1,205,719
TI Automotive, Ltd.
647,054	Term Loan, 8.87%, Maturing June 30, 2011	640,583
Trimas Corp.
1,901,551	Term Loan, 8.88%, Maturing December 31, 2009	1,918,785
TRW Automotive, Inc.
1,562,973	Term Loan, 6.25%, Maturing June 30, 2012	1,562,756
United Components, Inc.
1,025,000	Term Loan, 7.41%, Maturing June 30, 2010	1,027,562
		$21,128,041
Beverage and Tobacco — 1.9%
Alliance One International, Inc.
$419,688	Term Loan, 8.49%, Maturing May 13, 2010	$422,311
Culligan International Co.
841,500	Term Loan, 7.25%, Maturing September 30, 2011	842,289
National Dairy Holdings, L.P.
158,000	Term Loan, 7.35%, Maturing March 15, 2012	158,592

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Beverage and Tobacco (continued)
National Distribution Co.
$425,000	Term Loan, 11.85%, Maturing June 22, 2010	$426,062
Reynolds American, Inc.
1,575,000	Term Loan, 7.26%, Maturing May 31, 2012	1,582,259
Southern Wine & Spirits of America, Inc.
2,403,406	Term Loan, 7.00%, Maturing June 1, 2012	2,413,921
Sunny Delight Beverages Co.
364,412	Term Loan, 11.13%, Maturing August 20, 2010	360,768
		$6,206,202
Building and Development — 8.7%
AP-Newkirk Holdings, LLC
$993,611	Term Loan, 7.79%, Maturing December 21, 2007	$997,648
Biomed Realty, L.P.
1,640,000	Term Loan, 7.36%, Maturing May 31, 2010	1,644,100
Capital Automotive REIT
724,964	Term Loan, 6.86%, Maturing December 16, 2010	724,398
DMB / CH II, LLC
126,000	Term Loan, 7.63%, Maturing December 22, 2008	126,315
Epco / Fantome, LLC
825,000	Term Loan, 8.50%, Maturing November 23, 2010	827,062
Formica Corp.
548,625	Term Loan, 8.48%, Maturing March 15, 2013	550,682
FT-FIN Acquisition, LLC
667,138	Term Loan, 9.63%, Maturing November 17, 2007	668,806
Gables GP, Inc.
419,645	Term Loan, 6.88%, Maturing September 30, 2006	420,257
General Growth Properties, Inc.
1,000,000	Term Loan, 6.56%, Maturing February 24, 2011	989,500
Hovstone Holdings, LLC
655,000	Term Loan, 7.54%, Maturing February 28, 2009	656,637
Kyle Acquisition Group, LLC
257,181	Term Loan, 7.38%, Maturing July 20, 2010	257,181
Landsource Communities, LLC
1,502,000	Term Loan, 7.63%, Maturing March 31, 2010	1,507,632
LNR Property Corp.
945,217	Term Loan, 8.13%, Maturing February 3, 2008	946,620
63,900	Term Loan, 8.17%, Maturing February 3, 2008	64,273
LNR Property Holdings
337,600	Term Loan, 9.63%, Maturing March 3, 2008	339,288
MAAX Corp.
380,904	Term Loan, 8.30%, Maturing June 4, 2011	379,000
Mattamy Funding Partnership
275,000	Term Loan, 7.48%, Maturing April 11, 2013	275,687

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Mueller Group, Inc.
$1,042,048	Term Loan, 7.47%, Maturing October 3, 2012	$1,048,653
Newkirk Master, L.P.
1,685,128	Term Loan, 6.83%, Maturing August 11, 2008	1,691,975
Nortek, Inc.
933,375	Term Loan, 7.35%, Maturing August 27, 2011	933,521
November 2005 Land Investors
498,750	Term Loan, 8.25%, Maturing May 31, 2011	499,997
Panolam Industries Holdings, Inc.
805,312	Term Loan, 8.25%, Maturing September 30, 2012	817,392
Ply Gem Industries, Inc.
56,109	Term Loan, 7.21%, Maturing August 15, 2011	56,109
841,641	Term Loan, 7.21%, Maturing August 15, 2011	841,641
South Edge, LLC
328,125	Term Loan, 7.13%, Maturing October 31, 2007	328,535
421,875	Term Loan, 7.38%, Maturing October 31, 2009	423,808
Stile Acquisition Corp.
1,222,228	Term Loan, 7.11%, Maturing April 6, 2013	1,212,590
Stile U.S. Acquisition Corp.
1,224,310	Term Loan, 7.11%, Maturing April 6, 2013	1,214,656
TE / Tousa Senior, LLC
575,000	Term Loan, 7.75%, Maturing July 29, 2008	574,281
The Woodlands Community Property Co.
1,298,685	Term Loan, 7.24%, Maturing November 30, 2007	1,308,425
905,694	Term Loan, 9.24%, Maturing November 30, 2007	919,279
Tousa / Kolter, LLC
1,110,000	Term Loan, 6.27%, Maturing January 7, 2008(2)	1,115,550
TRU 2005 RE Holding Co.
2,200,000	Term Loan, 8.11%, Maturing December 9, 2008	2,184,875
Trustreet Properties, Inc.
790,000	Term Loan, 7.11%, Maturing April 8, 2010	794,444
United Subcontractors, Inc.
450,000	Term Loan, 11.95%, Maturing May 27, 2013	450,000
		$27,790,817
Business Equipment and Services — 7.9%
Acco Brands Corp.
$297,500	Term Loan, 6.99%, Maturing August 17, 2012	$298,523
Activant Solutions, Inc.
399,000	Term Loan, 7.19%, Maturing May 2, 2013	396,257
Affiliated Computer Services
447,750	Term Loan, 6.79%, Maturing March 20, 2013	447,510
Affinion Group, Inc.
1,162,791	Term Loan, 7.92%, Maturing October 17, 2012	1,169,695
Allied Security Holdings, LLC
788,273	Term Loan, 8.86%, Maturing June 30, 2010	792,215

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Baker & Taylor, Inc.
$1,700,000	Term Loan, 12.12%, Maturing May 6, 2011	$1,721,250
DynCorp International, LLC
646,813	Term Loan, 8.06%, Maturing February 11, 2011	649,508
Gate Gourmet Borrower, LLC
798,000	Term Loan, 8.25%, Maturing March 9, 2012	804,982
100,000	Term Loan, 8.25%, Maturing March 9, 2012	100,875
Info USA, Inc.
323,375	Term Loan, 7.25%, Maturing February 14, 2012	324,992
IPayment, Inc.
498,750	Term Loan, 7.69%, Maturing May 10, 2013	498,750
Iron Mountain, Inc.
3,959,585	Term Loan, 7.00%, Maturing April 2, 2011	3,969,484
Language Line, Inc.
463,390	Term Loan, 9.35%, Maturing June 11, 2011	467,010
Mitchell International, Inc.
379,311	Term Loan, 7.50%, Maturing August 15, 2011	380,615
N.E.W. Holdings I, LLC
409,092	Term Loan, 8.07%, Maturing July 1, 2011	411,138
Protection One, Inc.
493,218	Term Loan, 7.84%, Maturing April 18, 2011	494,451
Quintiles Transnational Corp.
900,000	Term Loan, 9.50%, Maturing March 31, 2014	914,062
RGIS Holdings, LLC
621,926	Term Loan, 8.00%, Maturing February 15, 2013	621,537
SGS International, Inc.
399,000	Term Loan, 7.32%, Maturing December 30, 2011	399,997
SS&C Technologies, Inc.
77,949	Term Loan, 8.00%, Maturing November 23, 2012	78,404
917,051	Term Loan, 8.00%, Maturing November 23, 2012	922,400
Sungard Data Systems, Inc.
6,954,750	Term Loan, 7.66%, Maturing February 11, 2013	6,986,624
Transaction Network Services, Inc.
419,412	Term Loan, 7.39%, Maturing May 4, 2012	420,460
US Investigations Services, Inc.
1,111,778	Term Loan, 7.92%, Maturing October 14, 2012	1,111,778
296,721	Term Loan, 7.92%, Maturing October 14, 2012	296,721
Williams Scotsman, Inc.
500,000	Term Loan, 7.13%, Maturing June 28, 2010	501,562
		$25,180,800
Cable and Satellite Television — 7.5%
Adelphia Communications Corp.
1,807,270	DIP Loan, 7.31%, Maturing August 7, 2006	1,810,659

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Atlantic Broadband Finance, LLC
$1,490,448	Term Loan, 7.99%, Maturing September 1, 2011	$1,517,462
Bragg Communications, Inc.
550,245	Term Loan, 7.23%, Maturing August 31, 2011	551,620
Bresnan Broadband Holdings, LLC
650,000	Term Loan, 9.63%, Maturing March 29, 2014	668,959
Canadian Cable Acquisition Co., Inc.
989,800	Term Loan, 8.50%, Maturing July 31, 2011	997,223
Charter Communications Operating, LLC
7,109,362	Term Loan, 7.76%, Maturing April 28, 2013	7,131,842
CSC Holdings, Inc.
1,596,000	Term Loan, 6.89%, Maturing March 29, 2013	1,589,849
Insight Midwest Holdings, LLC
3,412,500	Term Loan, 7.38%, Maturing December 31, 2009	3,418,189
Liberty Cablevision of Puerto Rico, Ltd.
224,438	Term Loan, 7.48%, Maturing March 1, 2013	224,718
Mediacom Broadband Group
835,189	Term Loan, 7.10%, Maturing January 31, 2015	834,014
Mediacom Illinois, LLC
1,975,000	Term Loan, 7.09%, Maturing March 31, 2013	1,971,473
UGS Corp.
1,369,129	Term Loan, 7.35%, Maturing March 31, 2012	1,368,558
UPC Broadband Holding B.V.
890,000	Term Loan, 7.11%, Maturing March 31, 2013	889,841
890,000	Term Loan, 7.11%, Maturing December 31, 2013	889,841
		$23,864,248
Chemicals and Plastics — 9.2%
Basell Af S.A.R.L.
$208,333	Term Loan, 7.73%, Maturing August 1, 2013	$211,371
41,667	Term Loan, 7.73%, Maturing August 1, 2013	42,274
208,333	Term Loan, 8.23%, Maturing August 1, 2014	211,371
41,667	Term Loan, 8.23%, Maturing August 1, 2014	42,274
Brenntag Holding GmbH and Co. KG
196,364	Term Loan, 7.44%, Maturing January 18, 2014	198,818
803,636	Term Loan, 7.44%, Maturing January 18, 2014	810,467
600,000	Term Loan, 11.43%, Maturing December 23, 2015	611,063
Celanese Holdings, LLC
2,597,169	Term Loan, 7.50%, Maturing June 4, 2011	2,606,259
Gentek, Inc.
295,119	Term Loan, 7.52%, Maturing February 28, 2011	297,424
359,926	Term Loan, 9.32%, Maturing February 28, 2012	363,806
Hercules, Inc.
488,750	Term Loan, 6.55%, Maturing October 8, 2010	490,461

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Hexion Specialty Chemicals, Inc.
$2,012,769	Term Loan, 7.13%, Maturing May 5, 2013	$1,996,625
437,231	Term Loan, 7.50%, Maturing May 5, 2013	433,724
Huntsman, LLC
3,045,935	Term Loan, 7.04%, Maturing August 16, 2012	3,035,941
Ineos Group
1,375,000	Term Loan, 7.34%, Maturing December 14, 2013	1,385,828
1,375,000	Term Loan, 7.84%, Maturing December 14, 2014	1,385,828
Innophos, Inc.
437,905	Term Loan, 7.68%, Maturing August 13, 2010	439,273
Invista B.V.
1,478,538	Term Loan, 7.00%, Maturing April 29, 2011	1,480,694
751,583	Term Loan, 7.00%, Maturing April 29, 2011	752,679
ISP Chemo, Inc.
1,172,063	Term Loan, 6.94%, Maturing February 16, 2013	1,173,318
Kranton Polymers, LLC
1,456,710	Term Loan, 7.38%, Maturing May 12, 2013	1,456,710
Mosaic Co.
760,375	Term Loan, 6.75%, Maturing February 21, 2012	760,850
Nalco Co.
3,298,625	Term Loan, 6.91%, Maturing November 4, 2010	3,300,687
PQ Corp.
261,688	Term Loan, 7.50%, Maturing February 11, 2012	262,342
Professional Paint, Inc.
400,000	Term Loan, 7.64%, Maturing May 31, 2012	401,500
Rockwood Specialties Group, Inc.
2,311,650	Term Loan, 7.13%, Maturing December 10, 2012	2,319,033
Solo Cup Co.
1,339,728	Term Loan, 7.84%, Maturing February 27, 2011	1,346,008
300,000	Term Loan, 9.66%, Maturing March 31, 2012	303,937
Solutia, Inc.
400,000	DIP Loan, 8.72%, Maturing March 31, 2007	403,750
Wellman, Inc.
900,000	Term Loan, 9.15%, Maturing February 10, 2009	904,922
		$29,429,237
Clothing / Textiles — 0.7%
Propex Fabrics, Inc.
$501,779	Term Loan, 7.34%, Maturing July 31, 2012	$501,779
St. John Knits International, Inc.
808,495	Term Loan, 7.75%, Maturing March 23, 2012	808,495
The William Carter Co.
847,936	Term Loan, 6.70%, Maturing July 14, 2012	847,406
		$2,157,680

Principal Amount	Borrower/Tranche Description	Value
Conglomerates — 4.0%
Amsted Industries, Inc.
$943,935	Term Loan, 7.07%, Maturing October 15, 2010	$951,014
Blount, Inc.
345,619	Term Loan, 6.80%, Maturing August 9, 2010	349,075
Bushnell Performance Optics
497,561	Term Loan, 8.32%, Maturing August 19, 2011	501,500
Education Management, LLC
850,000	Term Loan, 7.63%, Maturing June 1, 2013	854,914
Euramax International, Inc.
327,412	Term Loan, 8.06%, Maturing June 28, 2012	329,500
334,211	Term Loan, 12.00%, Maturing June 28, 2013	337,344
165,789	Term Loan, 12.00%, Maturing June 28, 2013	167,344
Goodman Global Holdings, Inc.
570,595	Term Loan, 6.94%, Maturing December 23, 2011	570,327
Jarden Corp.
1,021,552	Term Loan, 7.25%, Maturing January 24, 2012	1,019,211
1,450,522	Term Loan, 7.50%, Maturing January 24, 2012	1,452,206
Johnson Diversey, Inc.
892,142	Term Loan, 7.63%, Maturing November 3, 2009	899,836
Polymer Group, Inc.
1,393,000	Term Loan, 7.74%, Maturing November 22, 2012	1,399,965
PP Acquisition Corp.
1,582,889	Term Loan, 8.35%, Maturing November 12, 2011	1,598,717
Rexnord Corp.
1,840,274	Term Loan, 7.39%, Maturing December 31, 2011	1,854,076
Sensata Technologies Finance Co.
425,000	Term Loan, 6.86%, Maturing April 27, 2013	422,951
		$12,707,980
Containers and Glass Products — 5.7%
Berry Plastics Corp.
$2,064,104	Term Loan, 7.10%, Maturing December 2, 2011	$2,064,965
BWAY Corp.
275,500	Term Loan, 7.31%, Maturing June 30, 2011	278,255
Consolidated Container Holding, LLC
637,000	Term Loan, 8.38%, Maturing December 15, 2008	640,451
Crown Americas, Inc.
350,000	Term Loan, 6.95%, Maturing November 15, 2012	350,437
Graham Packaging Holdings Co.
2,265,500	Term Loan, 7.22%, Maturing October 7, 2011	2,271,730
199,494	Term Loan, 7.38%, Maturing October 7, 2011	200,042
714,286	Term Loan, 9.75%, Maturing April 7, 2012	725,000
Graphic Packaging International, Inc.
4,848,647	Term Loan, 7.51%, Maturing August 8, 2010	4,895,834

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
IPG (US), Inc.
$363,525	Term Loan, 7.52%, Maturing July 28, 2011	$368,069
JSG Acquisitions
990,000	Term Loan, 7.40%, Maturing December 31, 2013	1,006,087
990,000	Term Loan, 7.90%, Maturing December 31, 2014	1,006,087
Kranson Industries, Inc.
466,018	Term Loan, 8.10%, Maturing July 30, 2011	467,765
Owens-Brockway Glass Container
875,000	Term Loan, 7.11%, Maturing June 14, 2013(2)	876,276
Smurfit-Stone Container Corp.
315,687	Term Loan, 4.73%, Maturing November 1, 2010	317,331
1,638,639	Term Loan, 7.50%, Maturing November 1, 2010	1,647,173
348,250	Term Loan, 7.38%, Maturing November 1, 2011	350,064
791,892	Term Loan, 7.46%, Maturing November 1, 2011	796,016
		$18,261,582
Cosmetics / Toiletries — 0.8%
American Safety Razor Co.
$928,056	Term Loan, 7.97%, Maturing February 28, 2012	$930,376
Prestige Brands, Inc.
879,750	Term Loan, 7.23%, Maturing April 7, 2011	884,882
Revlon Consumer Products Corp.
721,875	Term Loan, 11.07%, Maturing July 9, 2009	740,223
		$2,555,481
Drugs — 1.3%
Patheon, Inc.
$972,563	Term Loan, 7.40%, Maturing December 14, 2011	$977,425
Warner Chilcott Corp.
4,405	Term Loan, 7.63%, Maturing January 12, 2012	4,425
22,027	Term Loan, 7.80%, Maturing January 12, 2012	22,123
789,861	Term Loan, 7.61%, Maturing January 18, 2012	793,810
364,893	Term Loan, 7.61%, Maturing January 18, 2012	366,718
1,960,190	Term Loan, 7.62%, Maturing January 18, 2012	1,969,991
		$4,134,492
Ecological Services and Equipment — 2.0%
Alderwoods Group, Inc.
$261,192	Term Loan, 7.08%, Maturing August 19, 2010	$261,764
Allied Waste Industries, Inc.
846,665	Term Loan, 4.88%, Maturing January 15, 2012	844,356
2,180,594	Term Loan, 6.76%, Maturing January 15, 2012	2,174,399

Principal Amount	Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
Duratek, Inc.
$316,981	Term Loan, 7.76%, Maturing June 7, 2013	$318,962
Energysolutions, LLC
33,019	Term Loan, 5.06%, Maturing June 7, 2013	33,225
700,000	Term Loan, 7.76%, Maturing June 7, 2013	704,375
Environmental Systems, Inc.
808,183	Term Loan, 8.70%, Maturing December 12, 2008	814,244
IESI Corp.
441,176	Term Loan, 6.84%, Maturing January 20, 2012	442,003
Sensus Metering Systems, Inc.
95,456	Term Loan, 6.85%, Maturing December 17, 2010	95,635
718,634	Term Loan, 6.93%, Maturing December 17, 2010	719,981
		$6,408,944
Electronics / Electrical — 4.1%
AMI Semiconductor, Inc.
$948,813	Term Loan, 6.85%, Maturing April 1, 2012	$951,185
Aspect Software, Inc.
1,350,000	Term Loan, 7.94%, Maturing September 22, 2010	1,352,531
Communications & Power, Inc.
209,877	Term Loan, 7.49%, Maturing July 23, 2010	210,926
Enersys Capital, Inc.
980,000	Term Loan, 7.23%, Maturing March 17, 2011	982,450
Epicor Software Corp.
249,375	Term Loan, 7.77%, Maturing March 30, 2012	252,025
FCI International S.A.S.
114,637	Term Loan, 8.23%, Maturing October 31, 2014	115,353
110,363	Term Loan, 8.23%, Maturing October 31, 2014	111,881
110,363	Term Loan, 7.73%, Maturing November 1, 2013	111,881
114,637	Term Loan, 7.73%, Maturing November 1, 2013	114,780
Infor Global Solutions
66,116	Term Loan, 7.80%, Maturing April 18, 2011	66,088
297,521	Term Loan, 7.80%, Maturing April 18, 2011	297,397
136,364	Term Loan, 7.80%, Maturing April 18, 2011	136,307
26,174	Term Loan, 12.05%, Maturing April 18, 2011	26,583
121,739	Term Loan, 12.05%, Maturing April 18, 2011	123,641
202,087	Term Loan, 12.05%, Maturing April 18, 2011	205,245
Invensys International Holdings, Ltd.
800,402	Term Loan, 8.50%, Maturing September 4, 2009	806,405
Network Solutions, LLC
497,500	Term Loan, 10.50%, Maturing January 9, 2012	503,719
Open Solutions, Inc.
550,000	Term Loan, 11.78%, Maturing November 30, 2011	564,437
Rayovac Corp.
2,705,562	Term Loan, 8.12%, Maturing February 7, 2012	2,718,245

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Security Co., Inc.
$491,258	Term Loan, 8.75%, Maturing June 30, 2011	$492,486
500,000	Term Loan, 12.63%, Maturing June 30, 2011	506,250
Serena Software, Inc.
304,688	Term Loan, 7.41%, Maturing March 10, 2013	304,764
SSA Global Technologies, Inc.
248,125	Term Loan, 7.49%, Maturing September 22, 2011	248,125
Telcordia Technologies, Inc.
1,544,400	Term Loan, 7.73%, Maturing September 15, 2012	1,504,504
Vertafore, Inc.
450,000	Term Loan, 11.13%, Maturing January 31, 2013	457,125
		$13,164,333
Equipment Leasing — 1.4%
Ashtead Group, PLC
$990,000	Term Loan, 6.94%, Maturing November 12, 2009	$992,475
The Hertz Corp.
180,326	Term Loan, 0.00%, Maturing December 21, 2012(2)	181,002
216,667	Term Loan, 5.42%, Maturing December 21, 2012	217,531
1,545,620	Term Loan, 7.35%, Maturing December 21, 2012	1,551,787
Maxim Crane Works, L.P.
553,686	Term Loan, 7.44%, Maturing January 28, 2010	555,070
United Rentals, Inc.
166,667	Term Loan, 6.83%, Maturing February 14, 2011	167,153
814,583	Term Loan, 7.35%, Maturing February 14, 2011	816,960
		$4,481,978
Farming / Agriculture — 0.3%
Central Garden & Pet Co.
$1,122,188	Term Loan, 6.52%, Maturing February 28, 2014	$1,122,889
		$1,122,889
Financial Intermediaries — 3.9%
AIMCO Properties, L.P.
$3,050,000	Term Loan, 6.64%, Maturing November 2, 2009	$3,065,250
Ameritrade Holding Corp.
3,017,438	Term Loan, 6.85%, Maturing December 31, 2012	3,013,289
Coinstar, Inc.
281,801	Term Loan, 7.03%, Maturing July 7, 2011	283,562
Extensity S.A.R.L.- GEAC U.S.
450,000	Term Loan, 7.67%, Maturing March 14, 2011	450,000

Principal Amount	Borrower/Tranche Description	Value
Financial Intermediaries (continued)
Fidelity National Information Solutions, Inc.
$3,157,250	Term Loan, 6.92%, Maturing March 9, 2013	$3,159,346
LPL Holdings, Inc.
1,940,250	Term Loan, 8.67%, Maturing June 30, 2013	1,961,472
The Macerich Partnership, L.P.
650,000	Term Loan, 6.63%, Maturing April 25, 2010	649,459
		$12,582,378
Food Products — 2.8%
Acosta, Inc.
$1,019,875	Term Loan, 7.43%, Maturing December 6, 2012	$1,021,469
Advantage Sales & Marketing, Inc.
448,875	Term Loan, 7.22%, Maturing March 29, 2013	445,508
Chiquita Brands, LLC
366,300	Term Loan, 7.60%, Maturing June 28, 2012	366,300
Del Monte Corp.
445,500	Term Loan, 6.65%, Maturing February 8, 2012	447,338
Dole Food Company, Inc.
88,372	Term Loan, 6.67%, Maturing April 12, 2013	87,633
661,134	Term Loan, 7.04%, Maturing April 12, 2013	655,607
198,340	Term Loan, 7.19%, Maturing April 12, 2013	196,682
Herbalife International, Inc.
121,346	Term Loan, 7.10%, Maturing December 21, 2010	121,650
Michael Foods, Inc.
1,212,752	Term Loan, 7.51%, Maturing November 21, 2010	1,218,563
Nutro Products, Inc.
274,313	Term Loan, 7.27%, Maturing April 26, 2013	274,655
Pinnacle Foods Holdings Corp.
3,200,919	Term Loan, 7.04%, Maturing November 25, 2010	3,206,921
Reddy Ice Group, Inc.
1,055,000	Term Loan, 6.79%, Maturing August 9, 2012	1,053,681
		$9,096,007
Food Service — 3.7%
AFC Enterprises, Inc.
$286,233	Term Loan, 7.75%, Maturing May 11, 2011	$288,380
Buffets, Inc.
209,091	Term Loan, 4.88%, Maturing June 28, 2009	210,659
933,214	Term Loan, 8.99%, Maturing June 28, 2009	940,213
Burger King Corp.
1,135,971	Term Loan, 7.00%, Maturing June 30, 2012	1,135,616
Carrols Corp.
699,961	Term Loan, 7.63%, Maturing December 31, 2010	705,320

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
CBRL Group, Inc.
$1,075,000	Term Loan, 6.63%, Maturing April 27, 2013	$1,073,522
CKE Restaurants, Inc.
155,538	Term Loan, 7.31%, Maturing May 1, 2010	156,802
Denny's, Inc.
1,231,267	Term Loan, 8.46%, Maturing September 30, 2009	1,239,988
Domino's, Inc.
3,339,713	Term Loan, 6.98%, Maturing June 25, 2010	3,348,062
Jack in the Box, Inc.
733,125	Term Loan, 6.61%, Maturing January 8, 2011	736,943
Maine Beverage Co., LLC
419,643	Term Loan, 7.25%, Maturing June 30, 2010	418,594
NPC International, Inc.
233,333	Term Loan, 6.89%, Maturing May 3, 2013	232,240
QCE Finance, LLC
500,000	Term Loan, 11.25%, Maturing November 5, 2013	508,282
Sagittarius Restaurants, LLC
199,500	Term Loan, 7.75%, Maturing March 29, 2013	199,874
Weightwatchers.com, Inc.
500,000	Term Loan, 9.49%, Maturing June 16, 2011	503,750
		$11,698,245
Food / Drug Retailers — 2.7%
Cumberland Farms, Inc.
$2,115,888	Term Loan, 7.46%, Maturing September 8, 2008	$2,126,467
General Nutrition Centers, Inc.
829,401	Term Loan, 8.03%, Maturing December 7, 2009	835,363
Giant Eagle, Inc.
995,000	Term Loan, 6.53%, Maturing November 7, 2012	999,042
Roundy's Supermarkets, Inc.
1,840,750	Term Loan, 8.23%, Maturing November 3, 2011	1,854,747
The Jean Coutu Group (PJC), Inc.
2,192,776	Term Loan, 7.63%, Maturing July 30, 2011	2,198,714
The Pantry, Inc.
447,750	Term Loan, 7.10%, Maturing January 2, 2012	449,149
		$8,463,482
Forest Products — 3.3%
Boise Cascade Holdings, LLC
$1,302,065	Term Loan, 7.18%, Maturing October 29, 2011	$1,306,504
Buckeye Technologies, Inc.
190,774	Term Loan, 7.13%, Maturing March 15, 2008	191,012
Georgia-Pacific Corp.
4,726,250	Term Loan, 7.34%, Maturing December 20, 2012	4,722,559
1,450,000	Term Loan, 8.30%, Maturing December 23, 2013	1,464,011

Principal Amount	Borrower/Tranche Description	Value
Forest Products (continued)
NewPage Corp.
$892,485	Term Loan, 8.50%, Maturing May 2, 2011	$896,389
RLC Industries Co.
550,607	Term Loan, 7.00%, Maturing February 24, 2010	551,640
Xerium Technologies, Inc.
1,451,476	Term Loan, 7.75%, Maturing November 19, 2011	1,450,569
		$10,582,684
Healthcare — 10.4%
Accellent, Inc.
$935,300	Term Loan, 7.23%, Maturing November 22, 2012	$934,131
Alliance Imaging, Inc.
1,180,274	Term Loan, 7.67%, Maturing December 29, 2011	1,183,372
Ameripath, Inc.
997,500	Term Loan, 7.39%, Maturing October 31, 2012	997,874
AMN Healthcare, Inc.
267,606	Term Loan, 7.50%, Maturing November 2, 2011	268,944
AMR HoldCo, Inc.
606,106	Term Loan, 7.25%, Maturing February 10, 2012	607,242
Angiotech Pharmaceuticals, Inc.
273,587	Term Loan, 6.93%, Maturing March 23, 2013	270,817
Caremore Holdings, Inc.
473,813	Term Loan, 8.75%, Maturing February 28, 2013	476,330
Carl Zeiss Topco GMBH
196,667	Term Loan, 7.86%, Maturing March 22, 2013	198,880
393,333	Term Loan, 8.36%, Maturing March 21, 2014	399,725
375,000	Term Loan, 10.61%, Maturing September 22, 2014	381,516
Community Health Systems, Inc.
3,378,572	Term Loan, 6.97%, Maturing August 19, 2011	3,388,525
Concentra Operating Corp.
1,188,831	Term Loan, 7.62%, Maturing September 30, 2011	1,193,785
Conmed Corp.
598,500	Term Loan, 7.03%, Maturing April 13, 2013	601,493
CRC Health Corp.
249,375	Term Loan, 7.75%, Maturing February 6, 2013	249,375
Davita, Inc.
3,662,617	Term Loan, 7.13%, Maturing October 5, 2012	3,674,825
DJ Orthopedics, LLC
249,375	Term Loan, 6.68%, Maturing April 7, 2013	248,907
Encore Medical IHC, Inc.
747,852	Term Loan, 8.24%, Maturing October 4, 2010	752,994
FGX International, Inc.
300,000	Term Loan, 9.40%, Maturing December 12, 2012	300,750

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
FHC Health Systems, Inc.
$348,214	Term Loan, 11.23%, Maturing December 18, 2009	$363,013
243,750	Term Loan, 13.23%, Maturing December 18, 2009	254,109
750,000	Term Loan, 14.23%, Maturing February 7, 2011	781,875
Fresenius Medical Care Holdings
2,019,938	Term Loan, 6.59%, Maturing March 31, 2013	2,003,368
Gentiva Health Services, Inc.
437,838	Term Loan, 7.28%, Maturing February 28, 2014	438,796
Hanger Orthopedic Group, Inc.
400,000	Term Loan, 8.00%, Maturing May 30, 2013	401,750
Healthcare Partners, LLC
191,243	Term Loan, 7.43%, Maturing March 2, 2011	192,319
HealthSouth Corp.
1,150,000	Term Loan, 8.52%, Maturing March 10, 2013	1,151,335
Kinetic Concepts, Inc.
166,569	Term Loan, 7.25%, Maturing August 11, 2010	167,853
Leiner Health Products, Inc.
524,300	Term Loan, 8.61%, Maturing May 27, 2011	526,922
Lifecare Holdings, Inc.
446,625	Term Loan, 7.60%, Maturing August 11, 2012	430,156
Lifepoint Hospitals, Inc.
2,114,263	Term Loan, 6.91%, Maturing April 15, 2012	2,114,263
Magellan Health Services, Inc.
457,958	Term Loan, 5.01%, Maturing August 15, 2008	459,103
457,958	Term Loan, 7.41%, Maturing August 15, 2008	459,103
Matria Healthcare, Inc.
64,103	Term Loan, 7.44%, Maturing January 19, 2007	63,662
300,000	Term Loan, 11.94%, Maturing January 19, 2007	304,500
135,218	Term Loan, 7.63%, Maturing January 19, 2012	134,288
Medcath Holdings Corp.
100,369	Term Loan, 7.90%, Maturing July 2, 2011	100,432
Multiplan Merger Corp.
292,191	Term Loan, 7.50%, Maturing April 12, 2013	291,583
National Rental Institutes, Inc.
475,000	Term Loan, 9.50%, Maturing March 31, 2013	475,000
PER-SE Technologies, Inc.
531,034	Term Loan, 7.75%, Maturing January 6, 2013	532,030
Renal Advantage, Inc.
199,000	Term Loan, 7.84%, Maturing October 6, 2012	200,741
Select Medical Holding Corp.
1,261,544	Term Loan, 6.94%, Maturing February 24, 2012	1,250,190
Sunrise Medical Holdings, Inc.
491,505	Term Loan, 8.44%, Maturing May 13, 2010	492,119
Talecris Biotherapeutics, Inc.
533,250	Term Loan, 8.44%, Maturing March 31, 2010	535,916
234,375	Term Loan, 9.75%, Maturing May 31, 2010	234,375

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Vanguard Health Holding Co., LLC
$1,637,681	Term Loan, 7.87%, Maturing September 23, 2011	$1,646,552
VWR International, Inc.
940,707	Term Loan, 7.34%, Maturing April 7, 2011	943,058
		$33,077,896
Home Furnishings — 1.7%
Knoll, Inc.
$968,475	Term Loan, 7.25%, Maturing October 3, 2012	$974,679
National Bedding Co., LLC
350,000	Term Loan, 10.25%, Maturing August 31, 2012	355,906
Oreck Corp.
686,351	Term Loan, 8.25%, Maturing February 2, 2012	691,499
Sealy Mattress Co.
1,579,730	Term Loan, 7.10%, Maturing April 6, 2012	1,583,925
Simmons Co.
1,710,007	Term Loan, 7.38%, Maturing December 19, 2011	1,718,824
		$5,324,833
Industrial Equipment — 1.1%
Aearo Technologies, Inc.
$400,000	Term Loan, 11.96%, Maturing September 24, 2013	$407,500
Alliance Laundry Holdings, LLC
245,000	Term Loan, 7.40%, Maturing January 27, 2012	245,613
Colfax Corp.
593,487	Term Loan, 7.50%, Maturing December 19, 2011	596,083
Flowserve Corp.
1,087,778	Term Loan, 7.23%, Maturing August 10, 2012	1,089,648
Mainline, L.P.
751,111	Term Loan, 7.81%, Maturing December 16, 2011	756,744
Nacco Materials Handling Group, Inc.
350,000	Term Loan, 7.20%, Maturing March 22, 2013	350,000
		$3,445,588
Insurance — 1.7%
ARG Holding, Inc.
$650,000	Term Loan, 12.75%, Maturing November 30, 2012	$659,750
CCC Information Services Group, Inc.
375,000	Term Loan, 8.00%, Maturing February 10, 2013	377,109
Conseco, Inc.
1,532,416	Term Loan, 6.96%, Maturing June 22, 2010	1,535,929
Hilb, Rogal & Hobbs Co.
1,371,563	Term Loan, 7.00%, Maturing April 26, 2013	1,372,705

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Insurance (continued)
U.S.I. Holdings Corp.
$1,553,693	Term Loan, 7.38%, Maturing March 24, 2011	$1,567,288
		$5,512,781
Leisure Goods / Activities / Movies — 8.2%
24 Hour Fitness Worldwide, Inc.
$897,750	Term Loan, 7.81%, Maturing June 8, 2012	$904,764
Alliance Atlantis Communications, Inc.
334,763	Term Loan, 7.00%, Maturing December 20, 2011	334,693
AMC Entertainment, Inc.
995,000	Term Loan, 7.48%, Maturing January 26, 2013	999,167
AMF Bowling Worldwide, Inc.
345,829	Term Loan, 8.30%, Maturing August 27, 2009	348,747
Century California Subsidiary
274,890	Term Loan, 7.11%, Maturing March 1, 2013	275,680
Cinemark, Inc.
1,955,000	Term Loan, 6.89%, Maturing March 31, 2011	1,957,444
Deluxe Entertainment Services
480,518	Term Loan, 9.25%, Maturing January 28, 2011	486,224
Easton-Bell Sports, Inc.
299,250	Term Loan, 6.81%, Maturing March 16, 2013	299,624
Fender Musical Instruments Co.
550,094	Term Loan, 7.87%, Maturing March 30, 2012	552,845
375,000	Term Loan, 11.12%, Maturing March 30, 2012	377,813
HEI Acquisition, LLC
325,000	Term Loan, 7.55%, Maturing December 31, 2011	326,219
Mega Blocks, Inc.
843,625	Term Loan, 6.99%, Maturing July 26, 2012	844,416
Metro-Goldwyn-Mayer Holdings, Inc.
5,376,525	Term Loan, 7.75%, Maturing April 8, 2012	5,408,908
Regal Cinemas Corp.
4,407,967	Term Loan, 7.24%, Maturing November 10, 2010	4,408,968
Six Flags Theme Parks, Inc.
750,000	Revolving Loan, 5.23%, Maturing June 30, 2008(2)	739,375
2,218,335	Term Loan, 7.32%, Maturing June 30, 2009	2,232,596
Southwest Sports Group, LLC
600,000	Term Loan, 7.80%, Maturing December 22, 2010	600,375
Universal City Development Partners, Ltd.
989,800	Term Loan, 7.12%, Maturing June 9, 2011	991,347
WMG Acquisition Corp.
450,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	437,963
3,577,719	Term Loan, 7.22%, Maturing February 28, 2011	3,590,638
		$26,117,806

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos — 5.3%
Alliance Gaming Corp.
$1,688,280	Term Loan, 8.43%, Maturing September 5, 2009	$1,694,259
Ameristar Casinos, Inc.
597,000	Term Loan, 6.73%, Maturing November 10, 2012	597,839
CCM Merger, Inc.
1,019,703	Term Loan, 7.42%, Maturing July 13, 2012	1,018,046
Columbia Entertainment
531,696	Term Loan, 8.00%, Maturing October 24, 2011	535,020
Globalcash Access, LLC
220,824	Term Loan, 7.10%, Maturing March 10, 2010	222,135
Isle of Capri Casinos, Inc.
1,196,775	Term Loan, 6.77%, Maturing February 4, 2011	1,199,767
MGM Mirage
1,571,429	Revolving Loan, 6.89%, Maturing April 25, 2010(2)	1,524,286
428,571	Term Loan, 6.28%, Maturing April 25, 2010	427,206
Penn National Gaming, Inc.
3,488,638	Term Loan, 6.91%, Maturing October 3, 2012	3,503,175
Pinnacle Entertainment, Inc.
400,000	Term Loan, 0.00%, Maturing December 14, 2011(2)	400,000
350,000	Term Loan, 7.30%, Maturing December 14, 2011	351,422
Resorts International Holdings, LLC
1,054,701	Term Loan, 9.50%, Maturing April 26, 2012	1,063,402
370,936	Term Loan, 16.50%, Maturing April 26, 2013	385,032
Venetian Casino Resort, LLC
2,031,035	Term Loan, 7.25%, Maturing June 15, 2011	2,035,796
418,770	Term Loan, 7.25%, Maturing June 15, 2011	419,752
VML US Finance, LLC
241,667	Term Loan, 0.00%, Maturing May 25, 2012(2)	241,289
483,333	Term Loan, 8.10%, Maturing May 25, 2013	485,952
Wynn Las Vegas, LLC
665,000	Term Loan, 7.48%, Maturing December 14, 2011	668,671
		$16,773,049
Nonferrous Metals / Minerals — 2.5%
Almatis Holdings 5 BV
$175,000	Term Loan, 8.12%, Maturing December 21, 2013	$177,547
175,000	Term Loan, 8.62%, Maturing December 21, 2014	178,328
Alpha Natural Resources, LLC
472,625	Term Loan, 7.25%, Maturing October 26, 2012	473,068
Carmeuse Lime, Inc.
306,166	Term Loan, 6.94%, Maturing May 2, 2011	306,932
Foundation Coal Corp.
677,128	Term Loan, 9.00%, Maturing July 30, 2011	678,760
International Mill Service, Inc.
246,264	Term Loan, 8.25%, Maturing December 31, 2010	246,880
1,000,000	Term Loan, 11.50%, Maturing October 26, 2011	1,006,250

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Magnequench International, Inc.
$1,022,875	Term Loan, 9.00%, Maturing August 31, 2009	$1,024,793
Magnum Coal Co.
99,304	Term Loan, 8.60%, Maturing March 15, 2013	100,049
997,500	Term Loan, 8.75%, Maturing March 15, 2013	1,004,981
Murray Energy Corp.
740,625	Term Loan, 8.35%, Maturing January 28, 2010	748,031
Novelis, Inc.
426,589	Term Loan, 7.38%, Maturing January 7, 2012	428,356
739,626	Term Loan, 7.38%, Maturing January 7, 2012	742,689
Stillwater Mining Co.
713,371	Term Loan, 7.63%, Maturing June 30, 2010	715,155
		$7,831,819
Oil and Gas — 4.3%
Coffeyville Resources, LLC
$450,000	Term Loan, 12.19%, Maturing June 24, 2013	$463,922
Dresser, Inc.
77,134	Term Loan, 7.85%, Maturing March 31, 2007	78,259
El Paso Corp.
1,071,750	Term Loan, 4.73%, Maturing November 23, 2009	1,078,671
1,766,535	Term Loan, 8.25%, Maturing November 23, 2009	1,779,906
Epco Holdings, Inc.
444,248	Term Loan, 6.91%, Maturing August 18, 2008	446,053
613,800	Term Loan, 7.18%, Maturing August 18, 2010	617,307
Key Energy Services, Inc.
636,800	Term Loan, 8.90%, Maturing June 30, 2012	639,984
LB Pacific, L.P.
538,188	Term Loan, 7.95%, Maturing March 3, 2012	541,551
Lyondell-Citgo Refining, L.P.
931,000	Term Loan, 7.50%, Maturing May 21, 2007	933,328
Niska Gas Storage
93,333	Term Loan, 0.00%, Maturing May 13, 2011(2)	93,333
133,333	Term Loan, 7.03%, Maturing May 13, 2011	133,333
140,000	Term Loan, 7.03%, Maturing May 13, 2011	140,000
733,333	Term Loan, 7.03%, Maturing May 12, 2013	733,333
Petroleum Geo-Services ASA
818,625	Term Loan, 8.33%, Maturing December 16, 2012	823,230
Primary Natural Resources, Inc.
1,000,000	Term Loan, 8.25%, Maturing July 28, 2010(3)	998,100
Targa Resources, Inc.
895,000	Term Loan, 7.48%, Maturing October 31, 2007	896,492
2,021,034	Term Loan, 7.33%, Maturing October 31, 2012	2,026,720
395,714	Term Loan, 7.75%, Maturing October 31, 2012	396,827

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas (continued)
Universal Compression, Inc.
$548,066	Term Loan, 7.00%, Maturing February 15, 2012	$551,149
W&T Offshore, Inc.
325,000	Term Loan, 0.00%, Maturing May 26, 2010(2)	326,219
		$13,697,717
Publishing — 5.3%
American Media Operations, Inc.
$2,000,000	Term Loan, 8.12%, Maturing January 31, 2013	$2,017,500
Caribe Information Investments
423,938	Term Loan, 7.45%, Maturing March 31, 2013	425,262
CBD Media, LLC
408,497	Term Loan, 7.76%, Maturing December 31, 2009	411,901
Dex Media East, LLC
1,501,484	Term Loan, 6.77%, Maturing May 8, 2009	1,497,001
Dex Media West, LLC
1,834,246	Term Loan, 6.77%, Maturing March 9, 2010	1,828,409
Gatehouse Media Operating, Inc.
900,000	Term Loan, 7.39%, Maturing December 6, 2013	900,000
Hanley-Wood, LLC
260,105	Term Loan, 7.38%, Maturing August 1, 2012	260,863
30,834	Term Loan, 7.46%, Maturing August 1, 2012	30,924
Merrill Communications, LLC
689,685	Term Loan, 7.66%, Maturing May 5, 2011	693,026
Nebraska Book Co., Inc.
474,088	Term Loan, 7.61%, Maturing March 4, 2011	476,458
R.H. Donnelley Corp.
50,914	Term Loan, 6.55%, Maturing December 31, 2009	50,592
2,765,045	Term Loan, 6.86%, Maturing June 30, 2011	2,755,664
Source Media, Inc.
638,607	Term Loan, 7.68%, Maturing November 8, 2011	647,588
SP Newsprint Co.
969,921	Term Loan, 5.35%, Maturing January 9, 2010	973,559
264,220	Term Loan, 7.84%, Maturing January 9, 2010	265,211
Sun Media Corp.
2,361,712	Term Loan, 6.42%, Maturing February 7, 2009	2,361,712
Xsys US, Inc.
605,124	Term Loan, 8.00%, Maturing December 31, 2012	611,648
618,087	Term Loan, 8.50%, Maturing December 31, 2013	627,841
		$16,835,159
Radio and Television — 7.6%
Adams Outdoor Advertising, L.P.
$927,568	Term Loan, 6.85%, Maturing October 18, 2012	$931,240
ALM Media Holdings, Inc.
818,282	Term Loan, 8.00%, Maturing March 5, 2010	817,940

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Block Communications, Inc.
$447,750	Term Loan, 7.50%, Maturing December 22, 2011	$448,869
Cequel Communications, LLC
1,575,000	Term Loan, 0.00%, Maturing May 5, 2014(2)	1,514,626
875,000	Term Loan, 9.85%, Maturing May 5, 2014	848,750
CMP KC, LLC
500,000	Term Loan, 9.31%, Maturing May 3, 2011	500,625
CMP Susquehanna Corp.
739,286	Term Loan, 7.31%, Maturing May 5, 2013	740,210
Cumulus Media, Inc.
775,000	Term Loan, 7.45%, Maturing June 7, 2013	777,058
DirecTV Holdings, LLC
2,081,411	Term Loan, 6.79%, Maturing April 13, 2013	2,084,880
Entravision Communications Corp.
721,375	Term Loan, 6.49%, Maturing September 29, 2013	722,653
Gray Television, Inc.
696,500	Term Loan, 6.49%, Maturing November 22, 2015	697,516
HIT Entertainment, Inc.
796,000	Term Loan, 7.42%, Maturing March 20, 2012	799,980
Montecito Broadcast Group, LLC
348,250	Term Loan, 7.02%, Maturing January 27, 2013	350,971
NEP Supershooters, L.P.
805,642	Term Loan, 13.50%, Maturing August 3, 2011	817,727
Nexstar Broadcasting, Inc.
972,903	Term Loan, 7.25%, Maturing October 1, 2012	972,295
944,958	Term Loan, 7.25%, Maturing October 1, 2012	944,368
NextMedia Operating, Inc.
68,885	Term Loan, 7.13%, Maturing November 15, 2012	68,809
154,992	Term Loan, 7.25%, Maturing November 15, 2012	154,822
PanAmSat Corp.
2,698,806	Term Loan, 7.18%, Maturing August 20, 2011	2,706,903
Patriot Media and Communications CNJ, LLC
300,000	Term Loan, 10.15%, Maturing October 4, 2013	307,313
Paxson Communcations Corp.
1,350,000	Term Loan, 8.32%, Maturing January 15, 2012	1,380,375
Rainbow National Services, LLC
1,470,071	Term Loan, 5.69%, Maturing March 31, 2012	1,483,302
Raycom TV Broadcasting, LLC
1,517,082	Term Loan, 7.00%, Maturing August 28, 2013	1,513,289
SFX Entertainment
746,250	Term Loan, 7.75%, Maturing June 21, 2013	747,028
Spanish Broadcasting System, Inc.
994,962	Term Loan, 7.50%, Maturing June 10, 2012	994,962
Young Broadcasting, Inc.
882,341	Term Loan, 7.73%, Maturing November 3, 2012	880,686
		$24,207,197

Principal Amount	Borrower/Tranche Description	Value
Rail Industries — 0.7%
Kansas City Southern Railway Co.
$1,022,462	Term Loan, 7.02%, Maturing March 30, 2008	$1,024,379
Railamerica, Inc.
1,286,533	Term Loan, 7.25%, Maturing September 29, 2011	1,302,615
75,162	Term Loan, 7.25%, Maturing September 29, 2011	76,101
		$2,403,095
Retailers (Except Food and Drug) — 5.0%
American Achievement Corp.
$240,507	Term Loan, 7.76%, Maturing March 25, 2011	$241,710
Amscan Holdings, Inc.
773,063	Term Loan, 8.28%, Maturing December 23, 2012	776,284
Coinmach Laundry Corp.
2,993,947	Term Loan, 7.71%, Maturing December 15, 2012	3,012,660
FTD, Inc.
294,118	Term Loan, 7.68%, Maturing February 28, 2011	296,691
Harbor Freight Tools USA, Inc.
850,142	Term Loan, 6.92%, Maturing July 15, 2010	850,673
Home Interiors & Gifts, Inc.
640,721	Term Loan, 10.36%, Maturing March 31, 2011	568,640
Josten's Corp.
2,271,184	Term Loan, 7.07%, Maturing October 4, 2010	2,283,487
Mapco Express, Inc.
292,978	Term Loan, 8.20%, Maturing April 28, 2011	294,260
Mauser Werke GMBH & Co. KG
625,000	Term Loan, 8.25%, Maturing December 3, 2011	628,906
Movie Gallery, Inc.
526,162	Term Loan, 10.75%, Maturing April 27, 2011	511,158
Neiman Marcus Group, Inc.
498,418	Term Loan, 7.77%, Maturing April 5, 2013	502,401
Oriental Trading Co., Inc.
1,603,292	Term Loan, 7.63%, Maturing August 4, 2010	1,611,309
Rent-A-Center, Inc.
1,270,500	Term Loan, 6.96%, Maturing June 30, 2010	1,277,488
Savers, Inc.
310,572	Term Loan, 8.24%, Maturing August 4, 2009	311,737
500,000	Term Loan, 12.99%, Maturing August 4, 2010	507,500
Sears Canada, Inc.
498,750	Term Loan, 7.25%, Maturing December 22, 2012	500,620
Travelcenters of America, Inc.
1,651,700	Term Loan, 7.02%, Maturing November 30, 2008	1,655,210
		$15,830,734

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Steel — 0.2%
Gibraltar Industries, Inc.
$244,565	Term Loan, 7.19%, Maturing December 8, 2010	$246,705
John Maneely Co.
300,000	Term Loan, 8.09%, Maturing March 25, 2013	302,500
		$549,205
Surface Transport — 0.8%
Gainey Corp.
$425,000	Term Loan, 8.01%, Maturing April 20, 2012	$428,984
Horizon Lines, LLC
245,000	Term Loan, 7.75%, Maturing July 7, 2011	246,838
Sirva Worldwide, Inc.
862,898	Term Loan, 9.55%, Maturing December 1, 2010	840,786
Vanguard Car Rental USA
900,000	Term Loan, 8.32%, Maturing June 14, 2013	903,375
		$2,419,983
Telecommunications — 6.0%
Alaska Communications Systems Holdings, Inc.
$530,000	Term Loan, 7.25%, Maturing February 1, 2011	$530,000
Cellular South, Inc.
343,000	Term Loan, 6.92%, Maturing May 4, 2011	344,715
Centennial Cellular Operating Co., LLC
1,833,333	Term Loan, 7.68%, Maturing February 9, 2011	1,842,500
Cincinnati Bell, Inc.
347,375	Term Loan, 6.60%, Maturing August 31, 2012	347,104
Consolidated Communications, Inc.
2,244,965	Term Loan, 7.16%, Maturing April 14, 2011	2,242,159
Crown Castle Operating Co.
500,000	Term Loan, 7.65%, Maturing June 1, 2014	502,657
D&E Communications, Inc.
463,012	Term Loan, 7.25%, Maturing December 31, 2011	465,327
Fairpoint Communications, Inc.
1,130,000	Term Loan, 7.25%, Maturing February 8, 2012	1,127,881
Hawaiian Telcom Communications, Inc.
399,111	Term Loan, 7.75%, Maturing October 31, 2012	401,214
Intelsat, Ltd.
1,488,665	Term Loan, 9.00%, Maturing July 28, 2011	1,491,766
Iowa Telecommunications Services
334,000	Term Loan, 7.24%, Maturing November 23, 2011	334,696
IPC Acquisition Corp.
239,718	Term Loan, 8.01%, Maturing August 5, 2011	240,857
Madison River Capital, LLC
290,000	Term Loan, 7.26%, Maturing July 31, 2012	290,997

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Nortel Networks, Ltd.
$850,000	Term Loan, 7.38%, Maturing February 15, 2007	$849,469
NTelos, Inc.
1,132,763	Term Loan, 7.60%, Maturing August 24, 2011	1,132,763
Qwest Corp.
2,000,000	Term Loan, 10.00%, Maturing June 4, 2007	2,034,250
Stratos Global Corp.
575,000	Term Loan, 8.25%, Maturing February 13, 2012	578,953
Triton PCS, Inc.
1,561,882	Term Loan, 8.60%, Maturing November 18, 2009	1,571,839
Valor Telecom Enterprise, LLC
1,703,500	Term Loan, 7.20%, Maturing February 14, 2012	1,706,163
Westcom Corp.
394,440	Term Loan, 7.54%, Maturing December 17, 2010	396,658
600,000	Term Loan, 11.79%, Maturing June 17, 2011	606,000
Winstar Communications, Inc.
169,348	DIP Loan, 0.00%, Maturing December 31, 2006(4)	249,224
		$19,287,192
Utilities — 3.9%
Astoria Generating Co.
$625,000	Term Loan, 9.20%, Maturing August 23, 2013	$635,313
Cellnet Technology, Inc.
300,695	Term Loan, 8.50%, Maturing April 26, 2012	303,514
Cogentrix Delaware Holdings, Inc.
353,886	Term Loan, 7.00%, Maturing April 14, 2012	354,623
Covanta Energy Corp.
528,130	Term Loan, 5.46%, Maturing June 24, 2012	529,450
378,459	Term Loan, 7.70%, Maturing June 24, 2012	379,405
227,500	Term Loan, 10.96%, Maturing June 24, 2013	228,638
KGen, LLC
474,000	Term Loan, 8.12%, Maturing August 5, 2011	475,185
La Paloma Generating Co., LLC
29,508	Term Loan, 7.10%, Maturing August 16, 2012	29,393
173,329	Term Loan, 7.25%, Maturing August 16, 2012	172,652
13,804	Term Loan, 7.25%, Maturing August 16, 2012	13,751
LSP General Finance Co., LLC
20,202	Term Loan, 0.00%, Maturing April 14, 2013(2)	20,160
479,798	Term Loan, 7.25%, Maturing April 14, 2013	478,799
Mirant North America, LLC
1,243,750	Term Loan, 7.10%, Maturing January 3, 2013	1,242,973
NRG Energy, Inc.
4,239,375	Term Loan, 7.23%, Maturing February 1, 2013	4,248,769
975,000	Term Loan, 7.50%, Maturing February 1, 2013	976,980

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Pike Electric, Inc.
$270,971	Term Loan, 6.69%, Maturing December 10, 2012	$271,309
158,677	Term Loan, 6.69%, Maturing July 1, 2012	158,875
Plains Resources, Inc.
1,291,633	Term Loan, 6.69%, Maturing August 12, 2011	1,294,862
Reliant Energy, Inc.
138,222	Term Loan, 7.47%, Maturing December 22, 2010	138,427
Wolf Hollow I L.P.
225,000	Term Loan, 7.55%, Maturing June 22, 2012	225,141
218,522	Term Loan, 7.75%, Maturing June 22, 2012	218,658
		$12,396,877
	Total Senior Floating Rate Interests (identified cost $466,924,019)	$467,850,790
Corporate Bonds & Notes — 15.1%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.1%
Argo Tech Corp., Sr. Notes
$300	9.25%, 6/1/11	$310,500
Delta Air Lines, Inc.
49	9.50%, 11/18/08(4)(5)	49,367
DRS Technologies, Inc., Sr. Sub. Notes
40	7.625%, 2/1/18	40,000
		$399,867
Air Transport — 0.3%
American Airlines
$895	7.80%, 10/1/06	$896,678
Continental Airlines
149	7.033%, 6/15/11	145,787
		$1,042,465
Automotive — 1.0%
Altra Industrial Motion, Inc.
$120	9.00%, 12/1/11(5)	$121,200
Commercial Vehicle Group, Inc., Sr. Notes
55	8.00%, 7/1/13(5)	52,937
Ford Motor Credit Co.
110	6.625%, 6/16/08	104,744
385	7.375%, 10/28/09	356,200
185	7.875%, 6/15/10	170,801

Principal Amount (000's omitted)	Security	Value
Automotive (continued)
Ford Motor Credit Co., Variable Rate
$535	8.149%, 11/2/07	$534,663
General Motors Acceptance Corp.
130	6.125%, 9/15/06	129,814
105	5.125%, 5/9/08	100,634
55	5.85%, 1/14/09	52,753
20	7.00%, 2/1/12	19,005
470	8.00%, 11/1/31	452,932
Keystone Automotive Operations, Inc., Sr. Sub. Notes
470	9.75%, 11/1/13	446,500
Tenneco Automotive, Inc.
140	8.625%, 11/15/14	140,350
Tenneco Automotive, Inc., Series B
275	10.25%, 7/15/13	302,844
TRW Automotive, Inc., Sr. Sub. Notes
65	11.00%, 2/15/13	71,337
United Components, Inc., Sr. Sub. Notes
65	9.375%, 6/15/13	64,350
Visteon Corp., Sr. Notes
95	8.25%, 8/1/10	89,300
40	7.00%, 3/10/14	32,850
		$3,243,214
Brokers / Dealers / Investment Houses — 0.1%
E*Trade Financial Corp., Sr. Notes
$40	8.00%, 6/15/11	$41,000
Residential Capital Corp., Variable Rate
265	6.898%, 4/17/09(5)	265,184
		$306,184
Building and Development — 0.5%
General Cable Corp., Sr. Notes
$105	9.50%, 11/15/10	$111,825
Interface, Inc., Sr. Sub. Notes
20	9.50%, 2/1/14	20,750
Interline Brands Inc., Sr. Sub. Notes
70	8.125%, 6/15/14	70,175
Mueller Group, Inc., Sr. Sub. Notes
120	10.00%, 5/1/12	129,600
Mueller Holdings, Inc., Disc. Notes, (0.00% until 2009)
123	14.75%, 4/15/14	103,935
Nortek, Inc., Sr. Sub Notes
355	8.50%, 9/1/14	345,237

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
NTK Holdings, Inc., Sr. Disc. Notes
$115	10.75%, 3/1/14	$83,806
Panolam Industries International, Sr. Sub. Notes
150	10.75%, 10/1/13(5)	146,250
RMCC Acquisition Co., Sr. Sub. Notes
405	9.50%, 11/1/12(5)	423,225
Stanley-Martin Communities, LLC
40	9.75%, 8/15/15(5)	34,400
		$1,469,203
Business Equipment and Services — 0.3%
Activant Solutions, Inc., Sr. Sub. Notes
$55	9.50%, 5/1/16(5)	$53,487
Affinion Group, Inc.
55	10.125%, 10/15/13(5)	55,550
Affinion Group, Inc., Sr. Sub. Notes
70	11.50%, 10/15/15(5)	68,950
Hydrochem Industrial Services, Inc., Sr. Sub. Notes
50	9.25%, 2/15/13(5)	48,500
Muzak, LLC / Muzak Finance, Sr. Notes
20	10.00%, 2/15/09	16,900
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
170	9.875%, 8/15/11	177,225
Safety Products Holdings, Inc.
74	11.75%, 1/1/12	72,630
Sungard Data Systems, Inc., Sr. Notes
215	9.125%, 8/15/13(5)	224,137
Sungard Data Systems, Inc., Sr. Notes, Variable Rate
55	9.431%, 8/15/13(5)	57,819
Sungard Data Systems, Inc., Sr. Sub. Notes
162	10.25%, 8/15/15(5)	168,277
		$943,475
Cable and Satellite Television — 0.7%
Adelphia Communications, Sr. Notes, Series B
$270	9.25%, 10/1/32(4)	$146,475
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate
110	9.62%, 4/1/09	117,150
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
395	8.75%, 11/15/13(5)	387,100
CSC Holdings, Inc., Sr. Notes, Series B
55	7.625%, 4/1/11	55,275
Insight Communications, Sr. Disc. Notes
525	12.25%, 2/15/11	556,500

Principal Amount (000's omitted)	Security	Value
Cable and Satellite Television (continued)
Kabel Deutschland GMBH
$135	10.625%, 7/1/14(5)	$143,100
UGS Corp.
660	10.00%, 6/1/12	712,800
		$2,118,400
Chemicals and Plastics — 0.7%
BCP Crystal Holdings Corp., Sr. Sub. Notes
$172	9.625%, 6/15/14	$187,480
Crystal US Holdings / US Holdings 3, LLC, Sr. Disc. Notes, Series B, (0.00% until 2009)
179	10.50%, 10/1/14	140,962
Equistar Chemical, Sr. Notes
170	10.625%, 5/1/11	183,387
Hexion Specialty Chemicals, Inc.
95	9.00%, 7/15/14	96,662
Huntsman International, LLC, Sr. Notes
80	9.875%, 3/1/09	83,600
Huntsman, LLC
91	11.625%, 10/15/10	101,010
Ineos Group
395	8.50%, 2/15/16(5)	371,794
Key Plastics, LLC, Jr. Sub. Notes
74	4.00%, 4/26/07(3)	74,890
Key Plastics, LLC, Sr. Sub. Notes
118	7.00%, 4/26/07(3)	118,477
Lyondell Chemical Co., Sr. Notes
192	10.50%, 6/1/13	212,160
Nova Chemicals Corp., Sr. Notes, Variable Rate
105	8.405%, 11/15/13(5)	104,737
OM Group, Inc.
460	9.25%, 12/15/11	476,100
Polyone Corp., Sr. Notes
160	10.625%, 5/15/10	172,800
30	8.875%, 5/1/12	30,262
		$2,354,321
Clothing / Textiles — 0.5%
Levi Strauss & Co., Sr. Notes
$430	12.25%, 12/15/12	$477,300
Levi Strauss & Co., Sr. Notes, Variable Rate
205	9.74%, 4/1/12	209,612
Oxford Industries, Inc., Sr. Notes
390	8.875%, 6/1/11	391,950

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles (continued)
Perry Ellis International, Inc., Sr. Sub. Notes
$160	8.875%, 9/15/13	$157,600
Phillips Van-Heusen, Sr. Notes
40	7.25%, 2/15/11	39,800
100	8.125%, 5/1/13	102,750
Quiksilver, Inc.
20	6.875%, 4/15/15	18,700
Russell Corp.
120	9.25%, 5/1/10	126,150
		$1,523,862
Conglomerates — 0.3%
Amsted Industries, Inc., Sr. Notes
$500	10.25%, 10/15/11(5)	$537,500
Education Management, LLC 144A, Sr. Notes
150	8.75%, 6/1/14(5)	149,250
Education Management, LLC 144A, Sr. Sub. Notes
180	10.25%, 6/1/16(5)	180,000
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
57	8.329%, 6/15/12	57,285
Rexnord Corp.
45	10.125%, 12/15/12	49,830
		$973,865
Containers and Glass Products — 0.1%
Intertape Polymer US, Inc., Sr. Sub. Notes
$155	8.50%, 8/1/14	$143,375
Pliant Corp. (PIK)
91	11.625%, 6/15/09	97,966
		$241,341
Cosmetics / Toiletries — 0.0%
Samsonite Corp., Sr. Sub. Notes
$60	8.875%, 6/1/11	$62,550
		$62,550
Ecological Services and Equipment — 0.2%
Aleris International, Inc.
$130	10.375%, 10/15/10	$141,050
117	9.00%, 11/15/14	119,632
Waste Services, Inc., Sr. Sub Notes
220	9.50%, 4/15/14	223,300
		$483,982

Principal Amount (000's omitted)	Security	Value
Electronics / Electrical — 0.1%
Advanced Micro Devices, Inc., Sr. Notes
$69	7.75%, 11/1/12	$70,552
Avago Technologies Finance PTE, Sr. Notes
75	10.125%, 12/1/13(5)	79,312
CPI Holdco, Inc., Sr. Notes, Variable Rate
50	10.561%, 2/1/15	51,250
		$201,114
Equipment Leasing — 0.3%
The Hertz Corp., Sr. Notes
$515	8.875%, 1/1/14(5)	$530,450
85	10.50%, 1/1/16(5)	90,525
United Rentals North America, Inc.
15	6.50%, 2/15/12	14,250
United Rentals North America, Inc., Sr. Sub. Notes
370	7.00%, 2/15/14	339,937
		$975,162
Financial Intermediaries — 1.6%
Alzette, Variable Rate
$500	8.636%, 12/15/20	$511,562
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
380	7.158%, 2/24/19(5)	381,744
Babson Ltd., Series 2005-1A, Class C1, Variable Rate
500	7.018%, 4/15/19(5)	505,520
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
500	7.118%, 1/15/19(5)	505,460
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
500	7.612%, 8/11/16(5)	507,795
Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
500	10.77%, 3/8/17	522,750
Centurion CDO 9 Ltd., Series 2005-9A
500	9.35%, 7/17/19	515,095
Madison Park Funding Ltd., Series 2006-2A, Class D, Variable Rate
1,000	9.727%, 3/25/20(5)	1,037,600
Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
500	7.474%, 3/21/17(5)	503,210
		$4,990,736
Food Products — 0.5%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes, (0.00% until 2008)
$275	11.50%, 11/1/11	$233,062

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food Products (continued)
Nutro Products, Inc., Sr. Notes, Variable Rate
$40	9.23%, 10/15/13(5)	$40,950
Nutro Products, Inc., Sr. Sub. Notes
65	10.75%, 4/15/14(5)	67,194
Pierre Foods, Inc., Sr. Sub. Notes
175	9.875%, 7/15/12	178,937
Pinnacle Foods Holdings Corp., Sr. Sub. Notes
1,125	8.25%, 12/1/13	1,110,937
WH Holdings Ltd./WH Capital Corp., Sr. Notes
47	9.50%, 4/1/11	51,700
		$1,682,780
Food Service — 0.1%
EPL Finance Corp., Sr. Notes
$135	11.75%, 11/15/13(5)	$154,912
NPC International, Inc., Sr. Sub. Notes
115	9.50%, 5/1/14(5)	111,837
		$266,749
Food / Drug Retailers — 0.2%
General Nutrition Centers, Inc.
$50	8.625%, 1/15/11	$50,312
Rite Aid Corp.
185	7.125%, 1/15/07	185,462
320	6.125%, 12/15/08(5)	311,200
100	8.125%, 5/1/10	101,000
The Jean Coutu Group (PJC), Inc., Sr. Sub. Notes
40	8.50%, 8/1/14	37,000
		$684,974
Forest Products — 0.4%
Abitibi-Consolidated, Inc.
$95	6.95%, 4/1/08	$92,506
Georgia-Pacific Corp.
145	9.50%, 12/1/11	152,250
JSG Funding PLC, Sr. Notes
355	9.625%, 10/1/12	367,425
NewPage Corp.
145	10.00%, 5/1/12	150,800
NewPage Corp., Variable Rate
100	11.399%, 5/1/12	109,500
Stone Container Corp.
20	7.375%, 7/15/14	17,800

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
Stone Container Corp., Sr. Notes
$438	9.25%, 2/1/08	$457,710
		$1,347,991
Healthcare — 0.8%
Accellent, Inc.
$230	10.50%, 12/1/13(5)	$236,325
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
155	10.00%, 2/15/15(5)	163,138
CDRV Investors, Inc., Sr. Disc. Notes
20	9.625%, 1/1/15	13,600
Encore Medical IHC, Inc.
145	9.75%, 10/1/12	146,450
Inverness Medical Innovations, Inc., Sr. Sub. Notes
120	8.75%, 2/15/12	117,000
Multiplan Merger Corp., Sr. Sub. Notes
130	10.375%, 4/15/16(5)	132,275
National Mentor Holdings, Inc., Sr. Sub. Notes
105	11.25%, 7/1/14(5)	107,363
Res-Care, Inc., Sr. Notes
105	7.75%, 10/15/13(5)	104,738
Service Corp. International, Sr. Notes
210	7.75%, 6/15/17(5)	197,400
Tenet Healthcare Corp., Sr. Notes
145	6.50%, 6/1/12	128,688
20	9.50%, 2/1/15(5)	19,700
Triad Hospitals, Inc., Sr. Notes
100	7.00%, 5/15/12	100,000
Triad Hospitals, Inc., Sr. Sub. Notes
120	7.00%, 11/15/13	117,300
US Oncology, Inc.
120	9.00%, 8/15/12	125,400
240	10.75%, 8/15/14	261,600
Vanguard Health Holding Co. II, LLC, Sr. Sub. Notes
165	9.00%, 10/1/14	165,413
Ventas Realty L.P. / Capital Corp., Sr. Notes
75	7.125%, 6/1/15	75,375
VWR International, Inc., Sr. Sub. Notes
225	8.00%, 4/15/14	219,656
		$2,431,421
Home Furnishings — 0.1%
Fedders North America, Inc.
$85	9.875%, 3/1/14	$66,938

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Home Furnishings (continued)
Steinway Musical Instruments, Sr. Notes
$85	7.00%, 3/1/14(5)	$82,663
		$149,601
Industrial Equipment — 0.3%
Case New Holland, Inc., Sr. Notes
$190	9.25%, 8/1/11	$200,925
315	7.125%, 3/1/14(5)	302,400
Chart Industries, Inc., Sr. Sub. Notes
105	9.125%, 10/15/15(5)	107,625
Manitowoc Co., Inc. (The)
29	10.50%, 8/1/12	31,610
Stewart & Stevenson, LLC, Sr. Notes
105	10.00%, 7/15/14(5)	106,050
Thermadyne Holdings Corp., Sr. Sub. Notes
105	9.25%, 2/1/14	96,075
		$844,685
Leisure Goods / Activities / Movies — 0.5%
AMC Entertainment, Inc., Sr. Sub. Notes
$225	9.875%, 2/1/12	$225,000
AMC Entertainment, Inc., Variable Rate
30	9.42%, 8/15/10	31,050
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
105	12.50%, 4/1/13(5)	105,525
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
195	9.818%, 4/1/12(5)	194,025
Marquee Holdings, Inc., Sr. Disc. Notes, (0.00% until 2009)
325	12.00%, 8/15/14	233,594
Six Flags Theme Parks, Inc., Sr. Notes
275	8.875%, 2/1/10	262,625
125	9.625%, 6/1/14	114,375
Universal City Development Partners, Ltd., Sr. Notes
200	11.75%, 4/1/10	218,750
Universal City Florida Holding, Sr. Notes, Variable Rate
250	9.899%, 5/1/10	259,375
		$1,644,319
Lodging and Casinos — 1.0%
CCM Merger, Inc.
$85	8.00%, 8/1/13(5)	$80,750
Chukchansi EDA, Sr. Notes, Variable Rate
150	8.78%, 11/15/12(5)	153,750

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Eldorado Casino Shreveport
$56	10.00%, 8/1/12	$48,563
Greektown Holdings, LLC, Sr. Notes
110	10.75%, 12/1/13(5)	116,600
Host Marriot L.P., Series O
15	6.375%, 3/15/15	14,175
Inn of the Mountain Gods, Sr. Notes
285	12.00%, 11/15/10	304,238
Kerzner International, Sr. Sub. Notes
605	6.75%, 10/1/15(5)	634,494
Majestic Star Casino, LLC
100	9.50%, 10/15/10	105,250
130	9.75%, 1/15/11(5)	130,975
Majestic Star Casino, LLC, (0.00% until 2008)
75	12.50%, 10/15/11(5)	56,250
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
60	8.00%, 4/1/12	61,275
OED Corp. / Diamond Jo
203	8.75%, 4/15/12	205,284
San Pasqual Casino
160	8.00%, 9/15/13(5)	160,400
Trump Entertainment Resorts, Inc.
425	8.50%, 6/1/15	410,656
Tunica-Biloxi Gaming Authority, Sr. Notes
130	9.00%, 11/15/15(5)	133,900
Waterford Gaming, LLC, Sr. Notes
384	8.625%, 9/15/12(5)	407,040
Wynn Las Vegas, LLC
60	6.625%, 12/1/14	56,850
		$3,080,450
Nonferrous Metals / Minerals — 0.0%
Alpha Natural Resources, Sr. Notes
$75	10.25%, 6/1/12	$80,625
Novelis, Inc., Sr. Notes
50	7.75%, 2/15/15(5)	48,250
		$128,875
Oil and Gas — 0.9%
Allis-Chalmers Energy, Inc., Sr. Notes
$150	9.00%, 1/15/14(5)	$150,750
Aventine Renewable Energy, Variable Rate
55	11.329%, 12/15/11(5)	58,025

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Clayton Williams Energy, Inc., Sr. Notes
$60	7.75%, 8/1/13(5)	$55,500
Copano Energy, LLC, Sr. Notes
35	8.125%, 3/1/16(5)	35,000
Dresser, Inc.
110	9.375%, 4/15/11	111,925
El Paso Corp.
130	9.625%, 5/15/12(5)	142,675
El Paso Production Holding Co.
30	7.75%, 6/1/13	30,375
Encore Acquisition Co., Sr. Sub Notes
85	7.25%, 12/1/17	82,025
Giant Industries
130	8.00%, 5/15/14	129,025
Northwest Pipeline Corp.
70	8.125%, 3/1/10	73,150
Ocean Rig Norway AS, Sr. Notes
50	8.375%, 7/1/13(5)	51,500
Parker Drilling Co., Sr. Notes
85	9.625%, 10/1/13	92,650
Petrobras International Finance Co.
30	7.75%, 9/15/14	31,275
Petrohawk Energy Corp., Sr. Notes
315	9.125%, 7/15/13(5)	315,000
Plains E&P Co., Sr. Sub. Notes
115	8.75%, 7/1/12	121,038
Premcor Refining Group, Sr. Notes
210	9.50%, 2/1/13	229,683
Quicksilver Resources, Inc.
75	7.125%, 4/1/16	70,688
Semgroup L.P., Sr. Notes
140	8.75%, 11/15/15(5)	140,000
Southern Natural Gas
50	8.875%, 3/15/10	53,063
150	8.00%, 3/1/32	155,746
Transmontaigne, Inc., Sr. Sub. Notes
320	9.125%, 6/1/10	341,600
United Refining Co., Sr. Notes
305	10.50%, 8/15/12	317,200
Verasun Energy Corp.
160	9.875%, 12/15/12(5)	169,600
Williams Cos., Inc. (The)
45	8.75%, 3/15/32	49,163
		$3,006,656

Principal Amount (000's omitted)	Security	Value
Publishing — 0.5%
Advanstar Communications, Inc.
$400	10.75%, 8/15/10	$431,000
American Media Operations, Inc., Series B
335	10.25%, 5/1/09	314,063
CBD Media, Inc., Sr. Sub. Notes
70	8.625%, 6/1/11	70,000
Dex Media West, LLC, Sr. Sub. Notes
182	9.875%, 8/15/13	198,152
Houghton Mifflin Co., Sr. Sub. Notes
240	9.875%, 2/1/13	250,200
MediaNews Group, Inc., Sr. Sub. Notes
50	6.875%, 10/1/13	45,750
R.H. Donnelley Corp., Sr. Disc. Notes
110	6.875%, 1/15/13(5)	101,750
205	6.875%, 1/15/13(5)	189,625
R.H. Donnelley Corp., Sr. Notes
130	8.875%, 1/15/16(5)	131,788
		$1,732,328
Radio and Television — 0.4%
CanWest Media, Inc.
$217	8.00%, 9/15/12	$216,223
LBI Media, Inc.
90	10.125%, 7/15/12	96,300
LBI Media, Inc., Sr. Disc. Notes, (0.00% until 2008)
80	11.00%, 10/15/13	65,200
Nexstar Finance Holdings, LLC, Inc., Sr. Disc. Notes, (0.00% until 2008)
140	11.375%, 4/1/13	114,100
Rainbow National Services, LLC, Sr. Notes
100	8.75%, 9/1/12(5)	105,500
Rainbow National Services, LLC, Sr. Sub. Debs.
355	10.375%, 9/1/14(5)	394,938
Sirius Satellite Radio, Sr. Notes
275	9.625%, 8/1/13(5)	259,188
		$1,251,449
Rail Industries — 0.0%
Kansas City Southern Railway Co.
$50	9.50%, 10/1/08	$52,625
TFM SA de C.V., Sr. Notes
70	12.50%, 6/15/12	77,525
		$130,150

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Retailers (Except Food and Drug) — 0.4%
Affinity Group, Inc., Sr. Sub. Notes
$40	9.00%, 2/15/12	$40,000
AutoNation, Inc., Variable Rate
75	7.045%, 4/15/13(5)	75,000
GSC Holdings Corp.
555	8.00%, 10/1/12(5)	557,775
GSC Holdings Corp., Variable Rate
200	8.865%, 10/1/11(5)	206,500
Neiman Marcus Group, Inc., Sr. Notes
255	9.00%, 10/15/15(5)	267,750
Neiman Marcus Group, Inc., Sr. Sub. Notes
165	10.375%, 10/15/15(5)	176,138
		$1,323,163
Steel — 0.1%
Ispat Inland ULC, Sr. Notes
$127	9.75%, 4/1/14	$140,210
RathGibson, Inc., Sr. Notes
230	11.25%, 2/15/14(5)	238,050
		$378,260
Surface Transport — 0.0%
Horizon Lines, LLC
$118	9.00%, 11/1/12	$120,360
		$120,360
Telecommunications — 1.8%
AirGate PCS, Inc., Variable Rate
$60	8.827%, 10/15/11	$61,650
Alamosa Delaware, Inc., Sr. Notes
280	11.00%, 7/31/10	308,000
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes
130	10.125%, 6/15/13	137,475
Digicel Ltd., Sr. Notes
200	9.25%, 9/1/12(5)	210,000
Intelsat, Ltd.
50	9.614%, 1/15/12	50,750
175	9.25%, 6/15/16(5)	181,563
Intelsat, Ltd., Sr. Notes
780	5.25%, 11/1/08	737,100
415	11.25%, 6/15/16(5)	427,450
LCI International, Inc., Sr. Notes
65	7.25%, 6/15/07	65,163

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
New Skies Satellites NV, Sr. Notes, Variable Rate
$145	10.414%, 11/1/11	$150,438
New Skies Satellites NV, Sr. Sub. Notes
260	9.125%, 11/1/12	276,250
Nextel Communications, Inc., Sr. Notes
10	7.375%, 8/1/15	10,186
Nortel Networks, Ltd.
105	9.73%, 7/15/11(5)	107,100
105	10.75%, 7/15/16(5)	108,347
Qwest Capital Funding, Inc.
60	7.00%, 8/3/09	59,250
Qwest Communications International, Inc.
450	7.50%, 2/15/14	441,000
Qwest Communications International, Inc., Sr. Notes
5	7.50%, 11/1/08	5,013
Qwest Corp., Sr. Notes
145	7.625%, 6/15/15(5)	143,913
Qwest Corp., Sr. Notes, Variable Rate
505	8.579%, 6/15/13(5)	536,563
Rogers Wireless, Inc., Sr. Sub. Notes
20	8.00%, 12/15/12	20,550
Rogers Wireless, Inc., Variable Rate
790	8.454%, 12/15/10	816,663
UbiquiTel Operating Co., Sr. Notes
215	9.875%, 3/1/11	234,888
Windstream Corp., Sr. Notes
155	8.125%, 8/1/13(5)	158,875
310	8.625%, 8/1/16(5)	318,525
		$5,566,712
Utilities — 0.3%
AES Corp., Sr. Notes
$15	8.75%, 5/15/13(5)	$16,125
15	9.00%, 5/15/15(5)	16,200
Dynegy Holdings, Inc.
105	8.375%, 5/1/16(5)	103,950
Dynegy Holdings, Inc., Debs.
205	7.625%, 10/15/26	180,400
Mission Energy Holding Co.
115	13.50%, 7/15/08	128,800
NRG Energy, Inc.
70	7.25%, 2/1/14	68,425
NRG Energy, Inc., Sr. Notes
100	7.375%, 2/1/16	97,750

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
Orion Power Holdings, Inc., Sr. Notes
$380	12.00%, 5/1/10	$431,300
		$1,042,950
	Total Corporate Bonds & Notes (identified cost $47,599,058)	$48,143,614
Convertible Bonds — 0.1%
Principal Amount	Security	Value
$170,000	L-3 Communications Corp.(5)	$166,600
35,000	Sinclair Broadcast Group, Inc.	30,538
	Total Convertible Bonds (identified cost $206,262)	$197,138
Common Stocks — 0.5%
Shares	Security	Value
2,992	Environmental Systems Products(3)(6)(7)	$85,900
10,443	Hayes Lemmerz International(6)	33,104
24,880	Maxim Crane Works, L.P.(6)	1,156,920
358	Shreveport Gaming Holdings, Inc.(3)(6)	6,390
17,663	Trump Entertainment Resorts, Inc.(6)	355,910
	Total Common Stocks (identified cost $756,316)	$1,638,224
Preferred Stocks — 0.0%
Shares	Security	Value
35	Hayes Lemmerz International, Series A(3)(6)(7)	$479
15	Key Plastics, LLC, Series A(3)(6)(7)	14,415
	Total Preferred Stocks (identified cost $16,750)	$14,894
Convertible Preferred Stocks — 0.1%
Shares	Security	Value
542	Chesapeake Energy Corp.	$50,813
3,583	Crown Castle International Corp., (PIK)	199,752
	Total Convertible Preferred Stocks (identified cost $212,699)	$250,565

Warrants — 0.0%
Shares/Rights	Security	Value
210	American Tower Corp., Exp. 8/1/08(5)(6)	$92,191
	Total Warrants (identified cost $14,074)	$92,191
Closed-End Investment Companies — 3.8%
Shares	Security	Value
200,000	First Trust / Four Corners Senior Floating Rate Income Fund II	$3,570,000
290,000	ING Prime Rate Trust	2,035,800
25,560	Pioneer Floating Rate Trust	479,761
725,000	Van Kampen Senior Income Trust	6,039,250
	Total Closed-End Investment Companies (identified cost $11,460,385)	$12,124,811
Short-Term Investments — 4.4%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$6,200,000	07/03/06	HSBC Finance Corp.,
		Commercial Paper	5.29%	$6,198,178
2,000,000	07/03/06	Investors Bank and Trust
		Company Time Deposit	5.30%	2,000,000
5,873,000	07/03/06	Societe Generale
		Time Deposit	5.281%	5,873,000

Total Short-Term Investments (at amortized cost $14,071,178)	$14,071,178
Total Investments — 170.7% (identified cost $541,260,741)	$544,383,405
Less Unfunded Loan Commitments — (1.6)%	$(5,089,063)
Net Investments — 169.1% (identified cost $536,171,678)	$539,294,342
Other Assets, Less Liabilities — (34.6)%	$(110,392,762)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (34.5)%	$(110,030,432)
Net Assets Applicable to Common Shares — 100.0%	$318,871,148

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

PIK - Payment In Kind.

REIT - Real Estate Investment Trust.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust.

(4)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of the securities is $18,661,563 or 5.9% of the Trust's net assets.

(6)  Non-income producing security.

(7)  Restricted security.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $536,171,678)	$539,294,342
Cash	8,012,059
Receivable for investments sold	396,663
Receivable for open swap contracts	28,238
Dividends and interest receivable	4,173,977
Prepaid expenses	44,095
Total assets	$551,949,374
Liabilities
Demand note payable	$120,000,000
Payable for investments purchased	1,869,027
Payable to affiliate for investment advisory fees	389,892
Payable to affiliate for administration fees	114,746
Payable to affiliate for Trustees' fees	4,592
Accrued expenses:
Interest	535,609
Operating expenses	133,928
Total liabilities	$123,047,794
Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	110,030,432
Net assets applicable to common shares	$318,871,148
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 36,466,497 shares issued and outstanding	$364,665
Additional paid-in capital	361,402,807
Accumulated net realized loss (computed on the basis of identified cost)	(47,974,059)
Accumulated undistributed net investment income	1,940,990
Net unrealized appreciation (computed on the basis of identified cost)	3,136,745
Net assets applicable to common shares	$318,871,148
Net Asset Value Per Common Share
($318,871,148 ÷ 36,466,497 common shares issued and outstanding)	$8.74

Statement of Operations

For the Year Ended
June 30, 2006

Investment Income
Interest	$37,142,516
Dividends	800,363
Miscellaneous	16,322
Total investment income	$37,959,201
Expenses
Investment adviser fee	$4,676,759
Administration fee	1,375,185
Trustees' fees and expenses	17,451
Interest	5,651,051
Preferred shares remarketing agent fee	274,998
Custodian fee	225,436
Legal and accounting services	141,381
Transfer and dividend disbursing agent fees	72,918
Printing and postage	43,931
Miscellaneous	78,633
Total expenses	$12,557,743
Deduct — Reduction of custodian fee	$10,985
Total expense reductions	$10,985
Net expenses	$12,546,758
Net investment income	$25,412,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$471,763
Swap contracts	46,554
Net realized gain	$518,317
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,289,076)
Swap contracts	7,691
Net change in unrealized appreciation (depreciation)	$(1,281,385)
Net realized and unrealized loss	$(763,068)
Distributions to preferred shareholders from income	$(4,433,211)
Net increase in net assets from operations	$20,216,164

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended June 30, 2006	Year Ended June 30, 2005
From operations — Net investment income	$25,412,443	$19,393,057
Net realized gain from investment transactions and swap contracts	518,317	2,368,708
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(1,281,385)	(3,326,509)
Distributions to preferred shareholders From net investment income	(4,433,211)	(2,493,643)
Net increase in net assets from operations	$20,216,164	$15,941,613
Distributions to common shareholders — From net investment income	$(20,749,437)	$(16,603,282)
Total distributions to common shareholders	$(20,749,437)	$(16,603,282)
Capital share transactions — Reinvestment of distributions to common shareholders	$—	$1,274,320
Net increase in net assets from capital share transactions	$—	$1,274,320
Net increase (decrease) in net assets	$(533,273)	$612,651
Net Assets Applicable to Common Shares
At beginning of year	$319,404,421	$318,791,770
At end of year	$318,871,148	$319,404,421
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$1,940,990	$1,663,124

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended June 30, 2006
Cash Flows From (Used For) Operating Activities — Purchases of loan interests and corporate bonds	$(293,302,324)
Proceeds from sales and principal repayments	293,266,814
Interest and dividends received	37,310,670
Miscellaneous income received	16,322
Interest paid	(5,470,994)
Prepaid expenses	16,165
Operating expenses paid	(6,365,403)
Swap contract transactions	69,300
Decrease in cash collateral segregated for credit default swaps	2,900,000
Increase in unfunded commitments	730,547
Net increase in short-term investments	(3,144,178)
Net cash from operating activities	$26,026,919
Cash Flows From (Used For) Financing Activities — Cash distributions paid	(25,192,778)
Net cash used for financing activities	$(25,192,778)
Net increase in cash	$834,141
Cash at beginning of year	$7,177,918
Cash at end of year	$8,012,059
Reconciliation of Net Increase in Net Assets From Operations to Net Cash Used for Operating Activities
Net increase in net assets from operations	$20,216,164
Distributions to preferred shareholders	4,433,211
Increase in receivable for investments sold	(237,237)
Decrease in swap contract transactions	7,527
Decrease in cash collateral segregated for credit default swaps	2,900,000
Increase in dividends and interest receivable	(992,909)
Decrease in prepaid expenses	16,165
Increase in payable to affiliate	505,679
Increase in accrued expenses	204,683
Increase payable for investments purchased	996,777
Net increase in investments	(2,023,141)
Net cash from operating activities	$26,026,919

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year (Common shares)	$8.760	$8.780	$8.500	$8.420	$8.860
Income (loss) from operations
Net investment income	$0.697	$0.533	$0.468	$0.569	$0.687
Net realized and unrealized gain (loss)	(0.026)	(0.029)	0.293	0.079	(0.420)
Distributions to preferred shareholders from net investment income	(0.122)	(0.068)	(0.035)	(0.045)	(0.076)
Total income from operations	$0.549	$0.436	$0.726	$0.603	$0.191
Less distributions to common shareholders
From net investment income	$(0.569)	$(0.456)	$(0.446)	$(0.523)	$(0.631)
Total distributions to common shareholders	$(0.569)	$(0.456)	$(0.446)	$(0.523)	$(0.631)
Net asset value — End of year (Common shares)	$8.740	$8.760	$8.780	$8.500	$8.420
Market value — End of year (Common shares)	$8.130	$8.040	$9.460	$8.920	$7.760
Total Investment Return on Net Asset Value(3)	7.02%	5.16%	8.65%	8.04%	2.92%
Total Investment Return on Market Value(3)	8.46%	(10.42)%	11.59%	23.03%	(6.18)%

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$318,871	$319,404	$318,792	$306,438	$302,759
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(4)	2.16%	2.20%	2.17%	2.22%	2.28%
Net expenses after custodian fee reduction(4)	2.16%	2.20%	2.17%	2.22%	2.28%
Interest expense	1.76%	1.02%	0.54%	0.72%	0.85%
Total expenses(4)	3.92%	3.22%	2.71%	2.94%	3.13%
Net investment income(4)	7.94%	6.06%	5.41%	6.92%	8.01%
Portfolio Turnover	55%	72%	82%	56%	69%

†  The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets, including amounts related to preferred shares are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	1.61%	1.64%	1.61%	1.62%	1.68%
Net expenses after custodian fee reduction	1.61%	1.64%	1.61%	1.62%	1.68%
Interest expense	1.31%	0.76%	0.40%	0.52%	0.63%
Total expenses	2.92%	2.40%	2.01%	2.14%	2.31%
Net investment income	5.91%	4.51%	4.00%	5.05%	5.90%
Senior Securities:
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(5)	$97,478	$97,601	$97,456	$94,649	$93,814
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001, and increase the ratio of net investment income to average net assets attributable to common shares by less than 0.01%.

(3)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leverage capital structure from the issuance of preferred shares.

(5)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(6)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital, by investing primarily in senior, secured floating rate loans. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Trust's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Trust based on information available to such managers. The portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Senior Income Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Senior Income Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts and options thereon listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ

Eaton Vance Senior Income Trust as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates market value. Investments for which reliable market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Trust may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At June 30, 2006, the Trust, for federal income tax purposes, had a capital loss carryover of $47,969,408, which will expire on June 30, 2009 ($18,843), June 30, 2010 ($27,557,475), June 30, 2011 ($13,711,847) and June 30, 2012 ($6,681,243). These amounts will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax.

D  Credit Default Swaps — The Trust may enter into credit default swap contracts for risk management purposes, including diversification. When the Trust is a buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

E  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances, if any, are used to reduce the Trust's custodian fees and are reported as a reduction of expenses in the Statements of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Eaton Vance Senior Income Trust as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

I   Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Auction Preferred Shares (APS)

The Trust issued 2,200 shares of APS Series A and 2,200 shares of APS Series B on June 27, 2001 in a public offering. The underwriting discount and other offering costs were recorded as a reduction to paid-in capital. Dividends on the APS, which accrue daily, are paid cumulatively at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 2.70% to 4.89% for Series A and 2.75% to 4.85% for Series B, during the year ended June 30, 2006. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distributions to Shareholders

The Trust intends to make monthly distributions to common shareholders of net investment income, after payment of any dividends on any outstanding APS. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on June 30, 2006 was 4.89% and 4.80%, for Series A and Series B shares, respectively. For the year ended June 30, 2006, the Trust paid dividends to APS shareholders amounting to $2,223,475 and $2,209,736 for Series A and Series B shares, respectively, representing an average APS dividend rate for such period of 3.99% and 3.98%, respectively.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the differences between book and tax accounting for swaps.

The tax character of distributions paid for the years ended June 30, 2006 and June 30, 2005 were as follows:

	Year Ended June 30,
	2006	2005
Distributions declared from:
Ordinary income:	$25,182,648	$19,096,925

During the year ended June 30, 2006, accumulated undistributed net investment income was increased by $48,071 and accumulated net realized loss was increased by $48,071 due to differences between book and tax accounting for investment transactions. This change had no effect on net assets or the net asset value per share.

At June 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$1,940,990
Unrealized gain	$3,132,094
Capital loss carryforwards	$(47,969,408)

  4  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended June 30,
	2006	2005
Issued to shareholders electing to receive payments of distributions in Fund shares	—	143,404
Net increase	—	143,404

Eaton Vance Senior Income Trust as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  5  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at a monthly rate of 17/240 of 1% (0.85% annually) of the Trust's average weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Trust. For the year ended June 30, 2006, the fee was equivalent to 0.85% of the Trust's average weekly gross assets and amounted to $4,676,759. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. EVM also serves as the administrator of the Trust. An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% annually) of the average weekly gross assets of the Trust, is paid to EVM for managing and administering the Trust's business affairs. For the year ended June 30, 2006, the fee was equivalent to 0.25% of the Trust's average weekly gross assets for such period and amounted to $1,375,185.

Certain officers and Trustees of the Trust are officers of the above organization.

  6  Investment Transactions

The Trust invests primarily in Senior Loans. The ability of the issuers of the Senior Loans held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans, corporate bonds and equities aggregated $294,299,101 and $293,504,051 respectively, for the year ended June 30, 2006.

  7  Short-Term Debt and Credit Agreements

The Trust has entered into a revolving credit agreement that will allow the Trust to borrow $120 million to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate. Interest expense includes commercial paper program fees of approximately $363,000 and a commitment fee of approximately $181,000 which is computed at the annual rate of 0.15% on the unused portion of the revolving credit agreement. As of June 30, 2006, the Trust had commercial paper outstanding of $120,000,000, at an interest rate of 5.19% and is reflected in the demand note payable on the Statement of Assets and Liabilities. Maximum and average borrowings for the year ended June 30, 2006 were $120,000,000 and $120,000,000, respectively, and the average interest rate was 4.23%.

  8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, interest rate swaps, and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2006 is as follows:

Credit Default Swaps
Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
$1,000,000	9/20/2008	Agreement with Credit Suisse/First Boston dated 2/6/2004 whereby the Trust will receive 2.45% per year times the notional amount. The Trust makes a payment only upon a default event on underlying loan assets (7 in total, each representing 14.29% of the notional value of the swap).	$12,761
$1,500,000	3/20/2010	Agreement with Lehman Brothers dated 3/15/2005 whereby the Trust will receive 2.20% per year times the notional amount. The Trust makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	1,320

At June 30, 2006, the Trust had sufficient cash and/or securities to cover potential obligations arising from open swap contracts.

Eaton Vance Senior Income Trust as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  9  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in the value of the investments owned at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$536,176,329
Gross unrealized appreciation	$4,666,469
Gross unrealized depreciation	(1,548,456)
Net unrealized appreciation	$3,118,013

Unrealized appreciation on swap contracts was $14,081.

  10  Restricted Securities

At June 30, 2006, the Trust owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Face	Cost	Fair Value
Common Stocks
Environmental Systems Products	10/24/00	2,992	$0	$85,900
			$0	$85,900
Preferred Stocks
Hayes Lemmerz International, Series A	6/04/03	35	$1,750	$479
Key Plastics, LLC, Series A	4/26/01	15	15,000	14,415
			$16,750	$14,894
			$16,750	$100,794

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Senior Income Trust as of June 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of June 30, 2006 by correspondence with the custodian, broker, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 21, 2006

Eaton Vance Senior Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc. at 1-800-331-1710.

Eaton Vance Senior Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature  Date

Shareholder signature  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2006, our records indicate that there were 232 registered shareholders for and approximately 14,173 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVF.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Senior Income Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Fund, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on preserving capital as an investment objective of the Fund. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund's life. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and President	Until 2008. 3 years. Trustee since 1998.	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 166 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	166	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	166	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2006. 3 years. Trustee since 1998 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	166	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	166	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	166	None

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2006. 3 years. Trustee since 1998.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	166	None

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 1999.	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	166	None

Ralph F. Verni 1/26/43	Trustee	Until 2008, 3 years. Trustee since 2005.	Consultant and private investor.	166	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 11/30/59	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

John P. Redding 3/21/63	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 1 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of BMR, EVM and EVD. Officer of 166 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1998	Vice President. Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 166 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 166 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1998.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 27, 2005.

Eaton Vance Senior Income Trust

NOTICE TO SHAREHOLDERS

In approximately 60 days, Eaton Vance Senior Income Trust (the "Trust") intends to implement certain investment policy changes recently approved by the Trust's Board of Trustees. Specifically, the Board recently authorized the Trust to invest in foreign senior floating-rate loans ("Senior Loans") denominated in euros, British pounds, Swiss francs, and Canadian dollars (each an "Authorized Foreign Currency").

As a general matter, the Trust currently has the authority to invest its net assets in U.S. dollar denominated foreign Senior Loans. Under the new policy, the Trust may also invest up to 15% of its net assets in foreign Senior Loans denominated in an Authorized Foreign Currency. For all foreign Senior Loan investments denominated in an Authorized Foreign Currency, Eaton Vance currently intends to hedge against foreign currency fluctuations through the use of currency exchange contracts and other appropriate permitted hedging strategies.

The foregoing policy changes provide a number of important benefits to the Trust. Allowing the Trust to invest in foreign Senior Loans denominated in an Authorized Foreign Currency increases the Trust's investment universe, opens up new investment markets with similar risk/return characteristics, and allows for greater overall portfolio diversity.

In short, Eaton Vance Management believes allowing the Trust to invest in foreign Senior Loans denominated in an Authorized Foreign Currency provides significant benefits without materially increasing the Trust's overall risk profile.

To fully implement the foregoing policy changes, the Trust must also modify its current "80% policy," which requires the Trust to invest at least 80% of its total assets in interests in Senior Loans of domestic or foreign borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). This policy may only be changed upon 60 days advance notice to shareholders. Accordingly, on or around November 1, 2006, the 80% policy will be changed to include, in addition to U.S. dollar denominated foreign Senior Loans, foreign Senior Loans denominated in an Authorized Foreign Currency making payments in such Authorized Foreign Currency.

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Investment Adviser and Administrator of Eaton Vance Senior Income Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
1-800-262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

171-8/06  SITSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2005 and June 30, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/05	06/30/06

Audit Fees	$86,935	$52,950

Audit-Related Fees(1)	$3,640	$21,000

Tax Fees(2)	$6,410	$8,100

All Other Fees(3)	$0	$0

Total	$96,985	$82,050

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended June 30, 2005 and the fiscal year ended June 30, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	06/30/05	06/30/06

Registrant	$10,050	$29,100

Eaton Vance(1)	$305,643	$35,600

Total	$315,693	$64,700

(1)                               The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Senior Income Fund

Scott H. Page, John Redding, Payson F. Swaffield and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Redding and Swaffield are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  Mr. Redding has been with Eaton Vance since 1998 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$14,427.6	0	$0
Other Pooled Investment Vehicles	6	$3,871.6	5	$1,769.5
Other Accounts	3	$2,253.1	0	$0

John P. Redding
Registered Investment Companies	1	$438.9	0	$0
Other Pooled Investment Vehicles	4	$1,242.1	4	$1,242.1
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	13	$14,427.6	0	$0
Other Pooled Investment Vehicles	6	$3,871.6	5	$1,769.5
Other Accounts	3	$2,253.1	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$50,001 - $100,000
Payson F. Swaffield	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/James B. Hawkes
James B. Hawkes
President

Date:	August 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/James B. Hawkes
James B. Hawkes
President

Date:	August 22, 2006

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 22, 2006